LEASE AGREEMENT

                                     BETWEEN


                          STRATFORD CT BUSINESS TRUST,

                           a Delaware business trust,

                                  as Landlord,

                                       and

                             DICTAPHONE CORPORATION

                             a Delaware corporation,

                                    as Tenant


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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE 1......................................................................1
         1.1      LEASE OF PREMISES; TITLE AND CONDITION.......................1
         1.2      USE..........................................................2
         1.3      TERMS........................................................3
         1.4      RENT.........................................................3

ARTICLE 2......................................................................4
         2.1      NET LEASE....................................................4
         2.2      TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW...................5
         2.3      LIENS........................................................8
         2.4      INDEMNIFICATION..............................................8
         2.5      MAINTENANCE AND REPAIR.......................................9
         2.6      PERMITTED CONTESTS..........................................10

ARTICLE 3.....................................................................11
         3.1      PROCEDURE UPON PURCHASE.....................................11
         3.2      CONDEMNATION AND CASUALTY...................................12
         3.3      REJECTABLE OFFER............................................14
         3.4      [Intentionally omitted.]....................................14
         3.5      REJECTION OF REJECTABLE OFFER...............................14
         3.6      LESS THAN MAJOR CONDEMNATION OR MAJOR CASUALTY..............15
         3.7      INSURANCE...................................................19
         3.8      ALTERATIONS.................................................23
         3.9      INTENTIONALLY OMITTED.......................................26
         3.10     EASEMENTS...................................................27

ARTICLE 4.....................................................................29
         4.1      ASSIGNMENT AND SUBLETTING...................................29

ARTICLE 5.....................................................................31
         5.1      CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS.................31
         5.2      BANKRUPTCY OR INSOLVENCY....................................35
         5.3      ADDITIONAL RIGHTS OF LANDLORD...............................37

ARTICLE 6.....................................................................38
         6.1      NOTICES AND OTHER INSTRUMENTS...............................38
         6.2      ESTOPPEL CERTIFICATES, FINANCIAL INFORMATION................40

ARTICLE 7.....................................................................43


                                       (i)

         7.1      ENVIRONMENTAL COVENANT AND WARRANTY.........................43
         7.2      ENVIRONMENTAL INDEMNITY.....................................48
         7.3      NOTICE......................................................48
         7.4      SURVIVAL....................................................49

ARTICLE 8.....................................................................49
         8.1      HOLDOVER....................................................49

ARTICLE 9.....................................................................49

ARTICLE 10....................................................................49
         10.1     NO MERGER...................................................49
         10.2     SURRENDER...................................................49
         10.3     MERGER, CONSOLIDATION OR SALE OF ASSETS.....................50
         10.4     SEPARABILITY; BINDING EFFECT................................50
         10.5     TABLE OF CONTENTS AND HEADINGS..............................51
         10.6     COUNTERPARTS................................................51
         10.7     RECORDING OF LEASE..........................................51
         10.8     RATING OF THE TRANSACTION...................................51
         10.9     NO BROKERS..................................................52
         10.10    GOVERNING LAW...............................................52
         10.11    WAIVER OF JURY TRIAL AND PREJUDGMENT WAIVER.................52
         10.12    CONVEYANCE BY LANDLORD......................................53
         10.13    RELATIONSHIP OF THE PARTIES.................................53
         10.14    REPRESENTATION BY COUNSEL...................................53
         10.15    ACCESS TO PREMISES..........................................53
         10.16    SHOWING.....................................................53
         10.17    TRUE LEASE..................................................54
         10.18    LANDLORD'S CONSENT AND STANDARDS............................54
         10.19    QUIET ENJOYMENT.............................................54
         10.20    FORCE MAJEURE...............................................54
         10.21    CONCERNING WILMINGTON TRUST COMPANY.........................55


                                       (ii)

                              INDEX OF DEFINITIONS
                                                                         Section


Additional Rent ........................................................  1.4(b)
Alterations ............................................................  3.8(a)
Architect...............................................................  3.6(b)
Assignee ...............................................................  5.2(d)
Assurance ........................................................... 5.2(b)(ii)
Basic Rent .............................................................  1.4(a)
Business Day ...........................................................  1.4(a)
Casualty ...............................................................  3.2(a)
Compensation ...........................................................  3.2(a)
Condemnation ...........................................................  3.2(a)
Environmental Claim ................................................. 7.1(h)(iv)
Environmental Laws ...................................................7.1 (a)(i)
Environmental Violation ............................................. 7.1(h)(iv)
Estimated Cost ...........................................................3.8(a)
Event of Default .......................................................  5.1(a)
Extended Terms ............................................................  1.3
Force Majeure .............................................................10.21
Governmental Authority ...................................................7.1(c)
Guarantor ...........................................................5.1(a)(iii)
Hazardous Substance .................................................7.1(a)(iii)
Impositions ............................................................  2.2(a)
Improvements ........................................................ 1.1(a)(ii)
Indemnified Parties .......................................................  2.4
Indenture ..............................................................  3.7(c)
Investment Grade Rating ................................................  3.6(b)
Land ................................................................  1.1(a)(i)
Landlord...............................................................  Heading
Lease..................................................................  Heading
Lease Termination Date .................................................  3.2(b)
Legal Requirements .....................................................  2.2(b)
Lender..................................................................  3.7(c)
Major Casualty .........................................................  3.2(b)
Major Condemnation .....................................................  3.2(b)
Make Whole Premium .....................................................  3.1(b)
Material Alteration ....................................................  3.8(a)
Net Proceeds ...........................................................  3.2(a)
Payment Dates ..........................................................  1.4(a)
Permitted Exceptions ................................................ 1.1(a)(ii)


                                      (iii)

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Premises ...............................................................  1.1(a)
Primary Term ..............................................................  1.3
Purchase Agreement ..................................................  3.4(d)(v)
Rate ...................................................................  1.4(b)
Rating Agency ....................................................... 3.4(d)(ii)
Regulated Activity ................................................  7.1(a)(iii)
Rejectable Offer .......................................................  3.3(a)
Remedial Work ..........................................................  7.1(c)
Responsible Officer ......................................................3.3(a)
Restoration Cost .......................................................  3.6(a)
Severable Alterations .....................................................  3.9
Stipulated Loss Value ..................................................  3.3(a)
Structural Work ........................................................  3.8(a)
Tenant.................................................................  Heading
Tenant's Personal Property .........................................  1.1(a)(ii)
Term ......................................................................  1.3
Work ...................................................................  3.8(a)


                                      (iv)

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT, dated as of May 14, 1998 (this "Lease"), is made and entered into between STRATFORD CT BUSINESS TRUST, a Delaware business trust (together with its successors and assigns, herein called "Landlord") having an address at c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, 29th Floor, New York, New York 10019, and DICTAPHONE CORPORATION, a Delaware corporation (together with its successors and assigns, herein called "Tenant"), having an address at 3191 Broadbridge Avenue, Stratford, Connecticut 06497.

                                   ARTICLE 1.

     1.1 LEASE OF PREMISES; TITLE AND CONDITION.

         (a) In consideration of the rents and covenants herein stipulated to be paid and performed by Tenant and upon the terms and conditions herein specified, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises (the "PREMISES") consisting of:

             (i) that certain parcel of land more particularly described on SCHEDULE A attached hereto and made a part hereof, together with all of the Landlord's right, title and interest, if any, in and to (1) all easements, rights-of-way, appurtenances, and other rights and benefits belonging to the parcel of land, and (2) all public or private streets, roads, avenues, alleys, or passageways, open or proposed, on or abutting the parcel of land, and any award made or to be made in lieu thereof (collectively, the "LAND"); and

             (ii) all buildings located on the Land, together with all plumbing, electrical, ventilating, heating, cooling, lighting and other utility systems, equipment, ducts, conduits and piping and apparatus of every kind and all other fixtures and other personalty owned by Landlord (including the security system and cameras serving the Premises) and located on, attached to or comprising a part thereof, including, without limitation, all replacements thereof (the "IMPROVEMENTS").

Notwithstanding anything to the contrary in the foregoing, the Premises shall not include Tenant's or any sublessee's tradenames or trademarks or the right to use the same, Tenant's or any sublessee's trade fixtures (not attached to the Premises in a manner that such trade fixture cannot be removed or severed from the Premises without causing material damage thereto), Tenant's or any sublessee's goods, chattels, equipment, materials, furniture, or any other business machinery, equipment, motorized vehicles, tools, supplies and materials, security systems and cameras (other than those serving the Premises), inventory, proprietary or any other computer software (other than software used in connection with HVAC, life safety, security system, or other mechanical systems servicing the Premises), and all other personal property (whether owned or leased by Tenant) and materials placed by Tenant in or upon the Premises (collectively, the "TENANT'S


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

PERSONAL PROPERTY"), which shall remain the property of Tenant, sublessee, or any of their respective affiliates, as the case may be. In addition, Tenant may from time to time own or hold under lease from persons other than Landlord, Tenant's Personal Property and personal property located on or about the Land and Improvements that are not subject to this Lease.

The Premises are leased to Tenant in their present condition without representation or warranty by Landlord and subject to the rights of parties in possession, to the existing state of title and any state of facts which an accurate survey or physical inspection might reveal, to all applicable Legal Requirements (as hereinafter defined) now or hereafter in effect and subject to those matters listed in Schedule B attached hereto and made a part hereof (the "PERMITTED EXCEPTIONS").

         (b) Tenant has examined the Premises and title to the Premises and has found all of the same satisfactory for all purposes. Tenant acknowledges that Tenant is fully familiar with the physical condition of the Premises and that the Landlord makes no representation or warranty, express or implied, with respect to same. THE LEASE OF THE PREMISES IS ON AN "AS IS" BASIS, IT BEING AGREED THAT TENANT WILL LEASE THE PREMISES IN ITS PRESENT CONDITION, WITH ALL FAULTS. LANDLORD HEREBY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE RELATIVE TO THE PREMISES OR ANY COMPONENT PART THEREOF. Tenant acknowledges and agrees that no representations or warranties have been made by Landlord, or by any person, firm or agent acting or purporting to act on behalf of Landlord, as to (i) the presence or absence on or in the Premises of any particular materials or substances (including, without limitation, asbestos, hydrocarbons or hazardous or toxic substances), (ii) the condition or repair of the Premises or any portion thereof, (iii) the value, expense of operation or income potential of the Premises, (iv) the accuracy or completeness of any title, survey, structural reports, environmental audits or other information provided to Tenant by any third party contractor relative to the Premises (regardless of whether the same were retained or paid for by Landlord), or (v) any other fact or condition which has or might affect the Premises or the condition, repair, value, expense of operation or income potential thereof. Tenant represents that the officers of Tenant are knowledgeable and experienced in the leasing of properties comparable to the Premises and agrees that Tenant will be relying solely on Tenant's inspections of the Premises in leasing the Premises. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY THE LANDLORD OF, AND THE LANDLORD DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY THE LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES OR ANY PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, AND TENANT HEREBY ACKNOWLEDGES AND ACCEPTS SUCH EXCLUSION, NEGATION AND DISCLAIMER.

     1.2 USE. Tenant may use the Premises for any lawful purpose. Landlord and its agents and designees may enter upon and examine the Premises at reasonable times, subject to the


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

provisions of Section 10.15. In no event shall the Premises or any portion thereof be used for any purpose which violates any of the provisions of this Lease, including but not limited to, provisions with respect to compliance with Legal Requirements (as defined in Section 2.2(b) hereof) and other recorded covenants, restrictions or agreements which are applicable to the Premises. Tenant shall not use, occupy or permit the Premises to be used or occupied, nor do or permit anything to be done in or on the Premises in a manner which would
(i) violate any certificate of occupancy or equivalent certificate affecting the Premises or violate any zoning or other law, ordinance or regulation, (ii) make void or voidable any insurance then in effect with respect to the Premises,
(iii) materially and adversely affect in any manner the ability of Tenant to obtain fire and other insurance which Tenant is required to furnish hereunder,
(iv) cause any injury or damage to the Improvements which is not repaired in accordance with the provisions of this Lease, or (v) constitute a public or private nuisance or waste; provided that all of the foregoing shall be qualified to the extent otherwise provided elsewhere in this Lease. Tenant shall not conduct its business operation in the Premises unless and until (and only during such time as) all necessary certificates of occupancy, permits, licenses and consents from any or all appropriate governmental authorities applicable to the Premises have been obtained by Tenant, at Tenant's sole cost and expense, and are in full force and effect.

     1.3 TERMS. The Premises are leased for a primary term of twenty (20) years and eighteen days (the "PRIMARY TERM"), and, at Tenant's option, for up to four
(4) five (5) year consecutive additional terms (the "EXTENDED TERMS"), unless and until the term of this Lease shall expire or be terminated pursuant to any provision hereof. The Primary Term and each Extended Term (collectively, the "TERM") shall commence and expire on the dates set forth in SCHEDULE C attached hereto and made a part hereof. So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing, Tenant may elect to exercise its option to extend the term of this Lease for an Extended Term by giving written notice thereof to Landlord not less than 365 days prior to the expiration of the then existing Term. Each notice of election to extend the term of this Lease given in accordance with the provisions of this Section 1.3 shall automatically extend the term of this Lease for the Extended Term selected, without further writing; provided, however, either party, upon request of the other, shall execute and acknowledge, in form suitable for recording, an instrument confirming any such extension. Each Extended Term shall be upon the same terms as provided in this Lease for the Primary Term, except as otherwise stated herein. Tenant shall not be entitled to extend the term of this Lease for any Extended Term unless Tenant shall have extended the term of this Lease for the preceding Extended Term, if any.

     1.4 RENT.

         (a) Tenant shall pay to Landlord by federal funds wire transfer in immediately available funds (in U.S. Dollars) as basic rent for the Premises the amounts set forth in SCHEDULE D attached hereto and made a part hereof (the "BASIC RENT") on the first day of each calendar month occurring during the Term hereof commencing June 1, 1998 (the "PAYMENT DATES"), to the account designated by Landlord on the commencement date hereof, or to such other account or


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

to such address or to such other person as Landlord from time to time may designate upon three (3) Business Days prior written notice to Tenant. In addition, during all Extended Terms, the Basic Rent shall be as set forth in SCHEDULE D. If any Payment Date falls on a day which is not a Business Day (as hereinafter defined), the Basic Rent due and payable on such date shall be due and payable on the next succeeding Business Day without interest or penalty if paid on such succeeding Business Day and such day shall be deemed the Payment Date. A "BUSINESS DAY" is defined as any day other than a Saturday or Sunday or other day on which banking or saving and loan institutions in the State of New York are authorized or required to be closed.

         (b) All taxes, costs, expenses and amounts which Tenant is required to pay pursuant to this Lease (other than Basic Rent), together with every fine, penalty, interest and cost which may be added for non-payment or late payment thereof, shall constitute additional rent ("ADDITIONAL RENT"). If Tenant shall fail to pay any such Additional Rent or any other sum due hereunder when the same shall become due, Landlord shall have all rights, powers and remedies with respect thereto as are provided herein or by law in the case of non-payment of any Basic Rent and shall, except as expressly provided herein, have the right to pay the same on behalf of Tenant. Tenant shall pay to Landlord interest at a rate (the "RATE") equal to 12.45% percent per annum (but in no event shall the Rate exceed the maximum amount permitted by law), on all Basic Rent which is not paid within three (3) Business Days after the due date thereof until paid by Tenant and on all overdue Additional Rent and other sums due hereunder from the due date thereof until paid by Tenant. In addition, if Tenant fails to make any payment of Basic Rent or Additional Rent to Landlord within three (3) Business Days following the Payment Date on which payment is due, Tenant shall pay a late charge equal to four percent (4%) of the amount past due. Tenant shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Basic Rent, Additional Rent and any other sum due hereunder when due and payable, without offset, notice or demand.

                                   ARTICLE 2.

     2.1 NET LEASE.

         (a) This Lease is a net lease and, any present or future law to the contrary notwithstanding, shall not terminate except as otherwise expressly provided herein, nor shall Tenant be entitled to any abatement, reduction (except as otherwise expressly provided herein), diminution (except as otherwise expressly provided herein), set-off, counterclaim, defense (except for the defense that the performance or payment has been made) or deduction with respect to any Basic Rent, Additional Rent or other sums payable hereunder, nor shall the obligations of Tenant hereunder be affected, by reason of: any damage to or destruction of the Premises or any portion thereof; any defect in the condition, design, operation or fitness for use of the Premises or any portion thereof; any taking of the Premises or any part thereof by condemnation or otherwise; any prohibition, limitation, interruption, cessation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Premises or any portion thereof, or any interference with such use,


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

occupancy or enjoyment by any person; any eviction by paramount title or otherwise; any default by Landlord hereunder or under any other agreement; the impossibility or illegality of performance by Landlord, Tenant or both; any action of any governmental authority (including, without limitation, changes in Legal Requirements); construction on or renovation of the Premises or any portion thereof or any failure in the Premises to comply with applicable laws, Legal Requirements, or any other cause whether similar or dissimilar to the foregoing. All costs, expenses and obligations of every kind and nature whatsoever relating to the Premises and the appurtenances thereto and the use and occupancy thereof which may arise or become due and payable with respect to the period which ends on the expiration or earlier termination of the Term in accordance with the provisions hereof (whether or not the same shall become payable during the Term or thereafter) shall be paid by Tenant except as otherwise expressly provided herein. It is the purpose and intention of the parties to this Lease that the Basic Rent, Additional Rent and other sums payable by Landlord hereunder shall be absolutely net to Landlord and that this Lease shall yield, net to Landlord, the Basic Rent, Additional Rent and other sums payable to Landlord provided in this Lease. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

         (b) Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court.

         (c) Except as otherwise expressly provided herein, Tenant waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Basic Rent, Additional Rent or other sums payable hereunder.

     2.2 TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW.

         (a) Subject to Tenant's right to contest pursuant to Section 2.6 of this Lease, Tenant shall pay, prior to delinquency, all "IMPOSITIONS", which are defined as: (i) all taxes (including, without limitation, those described in (iii) below), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Lease), excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), water and sewer rents and charges, ground lease rents, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, and any interest and penalties thereon which are, at any time prior to or during the Primary Term or any Extended Term hereof, imposed or levied upon or assessed against or which arise with respect to (A) the Premises, (B) any Basic Rent, Additional Rent or other sums payable hereunder, (C) this Lease or the leasehold estate hereby created or (D) the operation, possession


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

or use of the Premises; (ii) all gross receipts or similar taxes (i.e., taxes based upon gross income which fail to take into account deductions with respect to depreciation, interest, taxes or ordinary and necessary business expenses, in each case relating to the Premises) imposed or levied upon, assessed against or measured by any Basic Rent, Additional Rent or other sums payable hereunder;
(iii) all sales (including those imposed on lease rentals), value added, ad valorem, gross receipts, use and similar taxes at any time levied, assessed or payable on account of the acquisition, ownership, leasing, operation, possession or use of the Premises; (iv) all transfer, recording, stamp and real property gain taxes incurred upon the sale or transfer, or other disposition of the Premises or any interest therein to Tenant or the foreclosure of the Premises,
(v) all offers, claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might create a lien on the Premises, (vi) all charges of utilities, communications and similar services serving the Premises, and
(vii) any other tax relating to the Premises resulting from any law enacted or adopted or amended after the date of this Lease imposed on Landlord. Tenant shall not be required to pay any franchise, estate, inheritance, transfer, net income or similar tax payable by or on behalf of Landlord (other than any tax referred to in clause (ii) above) unless such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Tenant is required to pay pursuant to this Section 2.2(a). If any law is enacted or adopted or amended after the date of this Lease which deducts the indebtedness secured by the Indenture (as hereinafter defined) from the value of the Premises for the purpose of taxation or which imposes a tax, either directly or indirectly, on such indebtedness or on Landlord's interest in the Premises, Tenant will pay such tax, with interest and penalties thereon, if any, as Additional Rent hereunder. Subject to Tenant's right to contest pursuant to
Section 2.6 of this Lease, Tenant will furnish to Landlord, within 30 days after the due date thereof, proof of payment of all Impositions. If any such Imposition may legally be paid in installments, Tenant may pay such Imposition in installments; in such event, Tenant shall be liable only for installments which become due and payable during the Primary Term and any Extended Term hereof. Without limiting the generality of the provisions of this Section 2.2(a), Tenant hereby agrees that if any sales taxes (or penalties or interest thereon) are imposed as a result of the transfer of personal property to Landlord or the lease of the same by Landlord, Tenant shall be responsible for the payment of such taxes, penalties and interest. Tenant hereby agrees to indemnify Landlord and to hold Landlord harmless from and against any and all reasonable third party costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord as a result of any claim that such sales taxes are due and owing.

         (b) Tenant shall comply with and cause the Premises to comply with and shall assume all obligations and liabilities with respect to (i) all laws, ordinances and regulations, and other governmental rules, orders and determinations presently in effect or hereafter enacted, made or issued, both foreseen and unforeseen and ordinary and extraordinary applicable to the Premises or


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

the ownership, operation, use or possession thereof and (ii) all contracts (including, but not limited to, insurance policies (including, without limitation, to the extent necessary to prevent cancellation thereof and to insure full payment of any claims made under such policies)), agreements, covenants, conditions and restrictions now or hereafter applicable to the Premises or the ownership, operation, use or possession thereof (collectively, "LEGAL REQUIREMENTS"), including but not limited to all such Legal Requirements, contracts, agreements, covenants, conditions and restrictions which require structural, unforeseen or extraordinary changes. Notwithstanding the foregoing, Legal Requirements shall not include any contracts, agreements, covenants, conditions or restrictions applicable to the Premises which are hereafter voluntarily entered into by Landlord without the consent or approval of Tenant (which approval shall not be unreasonably withheld or delayed), unless Landlord is required to enter into such contract, agreement, covenant, condition or restrictions by any governmental or quasi-governmental entity and Tenant has received notice of such contract, agreement, covenant or restriction from Landlord or otherwise has actual knowledge thereof.

         (c) Tenant represents and warrants to Landlord that, to Tenant's best knowledge and belief, there has not been committed by Tenant or any other Person in occupancy of or involved with the operation or use of the Premises or any part thereof any act or omission affording the federal government or any state or local government the right of forfeiture as against the Premises or any part thereof or on any monies paid in performance of Tenant's obligations under this Lease. Tenant hereby covenants and agrees not to commit, permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. In furtherance thereof, Tenant hereby indemnifies Landlord and Lender (as hereinafter defined) and agrees to defend and hold Landlord and Lender harmless from and against any loss, damage or injuries by reason of the breach of the covenants and agreements or the representations and warranties set forth in this clause (c). Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Tenant or all or any part of the Premises under any state or federal law for which forfeiture of the Premises or any part thereof or of any monies paid in performance of Tenant's obligations under this Lease is a potential result, shall, at the election of Landlord, constitute an automatic Event of Default hereunder unless Tenant is contesting the same in accordance with the provisions of Section 2.6.

          (d) Anything contained herein to the contrary notwithstanding, from and after the occurrence of any Event of Default or if otherwise required by Lender, Tenant agrees that it shall deposit with Landlord or, if directed by Landlord, to Lender (or its designee)(Landlord hereby irrevocably directs Tenant to make such deposits with Lender as long as the Indenture shall remain outstanding) on each Payment Date, as Additional Rent, one twelfth (1/12) of all Impositions (which, for the purposes of this Section 2.2(d) shall exclude the items described in subparagraphs (iv), (v) and (vi) of the definition of Impositions set forth in Section 2.2(a)) for the Premises for the year then in effect as reasonably estimated by Landlord. To the extent permitted by applicable law, neither Landlord nor Lender or its designee (each of Landlord and Lender hereinafter referred to as "DEPOSITORY"), as the case may be, shall be required to maintain such amounts in an account separate from other funds of such party or to deposit any such amounts in an interest-bearing account, provided, however, in the event such amounts are maintained in an interest bearing account and no Event of Default shall have occurred and be continuing hereunder, Tenant shall be entitled to receive any interest earned thereon on a quarterly basis. Tenant shall deposit with Depository, prior to the date which is thirty (30) days prior to the due date of any Imposition, such additional amount as may be necessary to provide Depository with sufficient funds in such deposit account to pay each such charge at least thirty (30) days in advance of the due date thereof. Depository shall apply the aforesaid deposits for such purpose not later than the last day on which any such charges may be paid without penalty or interest. If, at any time, the amount of any Imposition is increased or Landlord or Lender receives information that such Imposition will be increased, and if the monthly deposits then being made by Tenant for this purpose (if continued) would not make up a fund sufficient to pay such Imposition thirty (30) days prior to the due date, said monthly deposits thereupon shall be increased and Tenant immediately shall deposit with the Depository, on demand, sufficient moneys so that the moneys then on hand for the payment of said Imposition, plus the increased payments and such additional sums demanded, shall be sufficient so that the Depository shall have received from Tenant adequate amounts to pay such Imposition at least thirty (30) days before such Imposition becomes due and payable. For the purpose of determining whether the Depository has on hand sufficient moneys to pay any particular Imposition at least thirty (30) days prior to the due date therefor, deposits for each category of Imposition shall be treated separately, it being the intention that the Depository shall not be obligated to use moneys deposited for the payment of an item not yet due and payable to the payment of an item that is due and payable. Notwithstanding the foregoing, it is understood and agreed that (a) to the extent permitted by applicable law, deposits provided for hereunder may be held by the Depository in a single bank account and commingled with other funds of the Depository, and (b) the Depository may, if Tenant fails to make any deposit required hereunder, apply deposits made for any one Imposition for the payment of the same, any other Imposition or any outstanding Basic Rent or Additional Rent. If this Lease shall be terminated by reason of any Event of Default, all deposits then held by the Depository shall be applied on account of any and all sums due under this Lease and Tenant shall forthwith pay the resulting deficiency in accordance with the terms hereof. If Landlord ceases to have any interest in the Premises, Landlord shall direct the Depository to transfer to the person or entity who owns or acquires such interest in the Premises and is the transferee of the Landlord's interest in this Lease, the deposits made pursuant to the provisions hereof. In addition, in the event that the Lender (or a servicing agent on Lender's behalf) is the Depository, the Lender shall have the right to transfer the deposits (or to cause its servicing agent to transfer such deposits) to any transferee of the Indenture or to the holder of any substitute Indenture. Upon any such transfer of the deposits and notice thereof to Tenant, the transferor shall be deemed to be released from all liability with respect thereto and Tenant agrees to look to the transferee solely with respect thereto, and the provisions hereof shall apply to each successive transfer of the said deposits.

     2.3 LIENS. Subject to Tenant's right to contest pursuant to Section 2.6 of this Lease, Tenant will promptly remove and discharge any charge, lien, security interest or encumbrance upon the Premises or any Basic Rent, Additional Rent or other sums payable hereunder which arise for any reason, including all liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Premises or by reason of labor or materials furnished or claimed to have been furnished to Tenant or for the Premises, but not including
(i) the Permitted

Exceptions, and (ii) any mortgage, charge, lien, security interest or encumbrance created by Landlord without the consent of Tenant (it being agreed that the Indenture for purposes of this sentence, will be deemed to have been created without the consent of Tenant). Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition repair or demolition of or to the Premises or any part thereof which would result in any liability of the Landlord for the payment therefor. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding an interest in the Premises or any part thereof through or under Tenant, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises.

     2.4 INDEMNIFICATION. Tenant shall defend all actions against Landlord or any owner, beneficial owner, partner, member, officer, director or shareholder of Landlord, and of any of Landlord's partners or members, together with Lender, or any owner, trustee of Landlord, beneficial owner, partner, member, officer, director, agent or shareholder of Lender, together with their respective successors and assigns (herein, collectively, "INDEMNIFIED PARTIES") with respect to, and shall pay, protect, indemnify and save harmless the Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature (but specifically excluding claims resulting from the gross negligence or willful misconduct of an Indemnified Party, subject to the provisions of Section 10.18(b) and excluding consequential or punitive damages assessed against Landlord as a result of the commission of an overt act by Landlord constituting gross negligence or willful misconduct, subject to the provisions of Section 10.18(b)) (a) to which any Indemnified Party is subject because of Landlord's interest in the Premises or the receipt of any of Basic Rent or Additional Rent hereunder or (b) arising from (i) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about the Premises or portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (ii) any use, non-use or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, the Premises or any portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (iii) any failure on the part of Tenant to perform or comply with any of the terms, covenants or conditions of this Lease or any other instrument, contract, document or agreement to which Tenant is a party relating to the Premises (an "OPERATIVE DOCUMENT"); (iv) any representation or warranty made herein by Tenant, in any certificate delivered in connection herewith or in any other Operative Document to which Tenant is a party or pursuant thereto being false or misleading in any material respect as of the date of such representation or warranty was made; (v) performance of any labor or services or the furnishing of any materials or other property in respect to the Premises or any portion thereof, (vi) any Imposition, including without limitation, any Imposition attributable to the execution, delivery, filing or recording of any Operative Document, this Lease or memorandum thereof; (vii) any lien, encumbrance or claim arising on or against the Premises or any portion thereof under any Legal Requirement or otherwise which Tenant is obligated to remove and discharge pursuant to Section 2.3 or any liability asserted against the Indemnified Parties with respect thereto, or (viii) the claims of any subtenants of all or any portion of the Premises or any Person acting through or under Tenant or otherwise acting under or as a consequence of this Lease or any sublease, (ix) any act or omission of Tenant or its agents, contractors, licensees, subtenants or invitees, and (x) any contest referred to in Section 2.6.

     2.5 MAINTENANCE AND REPAIR.

          (a) Tenant acknowledges that it has received the Premises in good order and repair. Tenant, at its own expense, will maintain all parts of the Premises in good repair and sound condition, except for ordinary wear and tear, and will take all action and will make all structural and non-structural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep all parts of the Premises in good repair and sound condition. Landlord shall not be required to maintain, repair or rebuild all or any part of the Premises. Tenant waives the right to (i) require Landlord to maintain, repair or rebuild all or any part of the Premises, or (ii) make repairs at the expense of Landlord pursuant to any Legal Requirement, contract, agreement, covenant, condition or restriction set forth in subsection 2.2(b)(ii), at any time in effect.

         (b) In the event that all or any part of the Improvements shall encroach upon any property, street or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions affecting the Premises or any part thereof, or any Legal Requirements, or shall hinder, obstruct or impair any easement or right-of-way to which the Premises is subject, then, promptly after written request of Landlord (unless such encroachment, violation, hindrance, obstruction or impairment is a Permitted Exception) or of any person so affected, Tenant shall, at its expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting therefrom, or (ii) make such changes, including alteration or removal, to the Improvements and take such other action as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments, provided that, if Landlord's consent is required for such changes pursuant to this Lease, Landlord's consent shall have been obtained, which consent shall not be unreasonably withheld.

     2.6 PERMITTED CONTESTS.

         (a) Tenant shall not be required, nor shall Landlord have the right, to pay, discharge or remove an Imposition, lien or encumbrance, or to comply with any Legal Requirement applicable to the Premises or the use thereof, as long as no Event of Default under this Lease shall have occurred and be continuing and Tenant shall, in good faith, contest the existence, amount or validity thereof by appropriate proceedings diligently pursued, and provided that (a) with respect to a failure to pay such Imposition, lien or encumbrance or failure to perform such Legal Requirement, Tenant shall have provided security as set forth in Section 2.6(b), which shall be deposited with Landlord or Lender prior to the commencement of such contest, (b) Tenant shall give Landlord prior written notice of Tenant's intent to contest such matter, and (c) failing to pay such Imposition, lien or encumbrance or perform such Legal Requirement will not (1) subject Landlord or Lender to any risk of criminal or a material risk of civil penalties or fines or to any risk of prosecution for a crime, (2) subject the Premises or any part thereof to being condemned, vacated, forfeited or otherwise impaired, (3) have the effect of interrupting or preventing the collection of any contested amount or other realization of value from the Premises or any part thereof or interest therein, the Basic Rent, Additional Rent or any other sums payable hereunder or any portion thereof to satisfy the claim, (4) subject the Premises, any portion thereof or interest therein, the Basic Rent, Additional Rent or any other sums payable under this Lease or any portion thereof to satisfy the claim, (5) subject the Premises, any portion thereof or interest therein, the Basic Rent, Additional Rent or any other sums payable under this Lease or any portion thereof, to sale, forfeiture, interruption or loss by reason of such proceedings or (6) affect the ownership, lease or occupancy of the Premises or Landlord's ability or right to exercise its remedies hereunder, or Lender's ability or right to exercise its remedies under the Indenture, including without limitation, foreclosure against the Premises; PROVIDED, FURTHER, that prior to the date on which such Imposition or charge would otherwise have become delinquent Tenant shall have given Landlord and Lender prior notice of such contest. To the extent that the consent of Landlord is required with respect to any contest of Tenant, Landlord agrees not to unreasonably withhold such consent, Landlord agrees that Tenant shall be allowed to file appeals, protests, contests and other matters described in this Section in the name of Landlord, if necessary, provided that Tenant has complied with all of the provisions of this
Section 2.6 in connection with such matter.

         (b) Tenant shall give such security (including a bond) as may be reasonably required by Landlord or Lender to ensure ultimate payment of such Imposition, lien or encumbrance and compliance with Legal Requirements and to prevent any sale, forfeiture, interruption or loss of the Premises or any portion thereof, any Basic Rent, Additional Rent or other sums required to be paid by Tenant hereunder, by reason of such nonpayment or noncompliance. Notwithstanding the preceding sentence, during such time as no Event of Default shall have occurred and be continuing and Tenant maintains an Investment Grade Rating (as hereinafter defined), Tenant shall not be required to provide such security with respect to a contest if the contest involves claims for less than $300,000.


                                   ARTICLE 3.

     3.1 PROCEDURE UPON PURCHASE.

         (a) If Tenant shall purchase the Premises or any portion thereof pursuant to this Lease, Landlord shall convey or cause to be conveyed title thereto, the state of which shall be at least as good as the state of title which existed in Landlord with respect to Landlord's interests in the Premises on the date on which this Lease commenced, except for liens and encumbrances created by, through, under or with the consent of Tenant, and Tenant or its designee shall accept such title, subject, however, to the condition of the Premises on the date of purchase, the Permitted Exceptions, all liens and encumbrances created by, through, under or with the consent of Tenant and all applicable Legal Requirements, but free of the lien of the Indenture and of liens, and encumbrances resulting from acts of Landlord taken without the consent of Tenant.

          (b) Upon the date fixed for any purchase of any interests in the Premises or any portion thereof hereunder, Tenant shall, by wire transfer of immediately available funds, pay to Landlord, or as Landlord may direct in writing, the purchase price therefor specified herein, together with all Basic Rent, Additional Rent, the Make Whole Premium (as hereinafter defined), if applicable, and other sums then accrued or due and payable hereunder with respect to the Premises to and including such date of purchase, and there shall be delivered to Tenant a warranty deed to or other conveyance of the interests in the Premises or portion thereof then being sold to Tenant and any other instruments necessary to convey the title thereto described in Section 3.1(a) and to assign any other property then required to be assigned by Landlord pursuant hereto. In addition, on the date fixed for purchase, Landlord shall deliver or cause to be delivered to Tenant all Compensation (as hereinafter defined) or other condemnation or insurance proceeds held by Landlord or Lender or their designees net of any and all costs incurred by Landlord or Lender in connection with the collection of same and Landlord shall assign or cause to be assigned to Tenant all right, title and interest of such parties to the Compensation. All such transfer and assignment documentation shall be reasonably acceptable to Tenant provided, however, that any failure of any such documentation to be acceptable to Tenant shall in no event affect Tenant's obligations under this Lease. Tenant shall pay, on an after-tax basis, (i) all charges incident to such conveyance and assignment, including, without limitation, counsel fees, escrow fees, recording fees, title insurance premiums, transfer taxes and all other applicable taxes (other than any income or franchise taxes of Landlord) which may be imposed by reason of such conveyance and assignment and the delivery of said deed or conveyance and other instruments, (ii) all costs and expenses incurred by Landlord in connection with a defeasance of all or any portion of the indebtedness secured by the Indenture, including, without limitation, reasonable attorneys' fees and expenses of Landlord, Lender and the Rating Agencies (as hereinafter defined), any revenue, documentary stamp or intangible taxes, or any other tax or charge due in connection with the transfer or creation of the note or notes which evidence the indebtedness secured by the Indenture or the defeased indebtedness(but in no event any income taxes payable by said parties), and (iii) all costs and expenses associated with the release of the lien of the Indenture. Upon the completion of any purchase of the entire Premises (but not of any lesser interest than the entire Premises) but not prior thereto (whether or not any delay or failure in the completion of such purchase shall be the fault of Landlord), this Lease shall terminate with respect to the Premises, except with respect to obligations and liabilities of Tenant hereunder, actual or contingent, which have arisen on or prior to such completion of purchase. The "MAKE WHOLE PREMIUM" shall have the meaning set forth in the Indenture, or if not defined in the Indenture, shall mean the amount which Landlord is obligated to pay in excess of outstanding principal and accrued interest in connection with a prepayment or defeasance of the Indenture, which prepayment or defeasance arises as a result of the event giving rise to the Make Whole Premium. To the extent that any provisions of this Lease require Tenant to pay sums then accrued or due and payable hereunder with respect to the Premises on a Lease Termination Date (as hereinafter defined), and if such Lease Termination Date occurs on other than a Payment Date, such accrued amounts shall include all Basic Rent from the immediately preceding Payment Date through the Lease Termination Date (allocated on a per diem basis based on a 360 day year for the annual Basic Rent and the actual number of days elapsed).

     3.2 CONDEMNATION AND CASUALTY.

          (a) GENERAL PROVISIONS. Subject to Tenant's rights to utilize or obtain the same in accordance with Section 3.2(b) and Section 3.6, Tenant hereby irrevocably assigns to Landlord any award, compensation or insurance payment to which Tenant may become entitled by reason of Tenant's interest in the Premises
(i) if the use, occupancy or title of the Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person having the power of eminent domain ("CONDEMNATION") or (ii) if the Premises or any part thereof is damaged or destroyed by fire, flood or other casualty ("CASUALTY"). Any such irrevocable assignment to Landlord of any award, compensation or insurance payment with respect to a Casualty shall exclude all awards and payments made to Tenant under Tenant's leasehold title insurance policy, Tenant's insurance for its Personal Property, Tenant's insurance with respect to business interruption (provided Tenant is separately maintaining a rental loss insurance policy for the benefit of Landlord and Lender as required by this Lease) and all awards based on Tenant's goodwill or any other award based upon items other than the Premises provided that any such awards or payments to be made to Tenant shall not reduce any award, compensation or insurance otherwise payable to Landlord. "COMPENSATION" shall mean all awards, compensations, and insurance payments on account of any Condemnation or Casualty (net of any amounts applicable to Tenant's Personal Property). All Compensation so received by Landlord shall be held in a segregated account maintained by Landlord or by Lender to the extent required by the Indenture. In the event of any Casualty, or in the event of a Condemnation or threatened Condemnation with respect to a the Premises or any part thereof, Tenant shall give prompt written notice thereof to Landlord (which notice shall set forth Tenant's good faith estimates of the cost of repairing or restoring any damage or destruction caused thereby, or, if Tenant cannot reasonably estimate the anticipated cost of restoration, Tenant shall nonetheless give Landlord prompt notice of the occurrence of any such Casualty or Condemnation, and will diligently proceed to obtain estimates to enable Tenant to quantify the anticipated cost of such restoration, whereupon Tenant shall promptly notify Landlord of such good faith estimate). Landlord may, if it reasonably so elects, participate in any such proceeding or action to negotiate, prosecute and adjust any claim for any Compensation, and Landlord shall collect any such Compensation. Tenant shall pay all costs and expenses in connection with each such proceeding, action, negotiation, prosecution and adjustment. Notwithstanding Landlord's right to participate therein, Tenant shall initiate and conduct any such proceeding, action, negotiation, prosecution or adjustment and Tenant may settle any such insurance claims of less than $100,000, unless an Event of Default shall have occurred and be continuing, in which event Landlord shall have the sole right to conduct such proceedings, actions, negotiations, prosecutions and adjustments. All Compensation shall be applied pursuant to the applicable provisions of
Article 3, and all such Compensation (less the reasonable costs and expenses of Landlord, Tenant and Lender, if applicable, in collecting such Compensation), is herein called the "NET PROCEEDS".

          (b) MAJOR CONDEMNATION AND MAJOR CASUALTY. If (x) a Condemnation shall affect all or a substantial portion of the Premises which renders the Premises unsuitable for restoration for continued use and occupancy in Tenant's Business,
(y) a Condemnation or Casualty shall result in a loss affecting or which is estimated to have a cost to repair and restore of fifty (50%) percent or more of the then fair market value of the Premises as determined by Landlord or solely by Lender (if the Indenture is then outstanding) in the exercise of their sole discretion, or (z) a Condemnation or Casualty shall result in a loss affecting or which is estimated to have a cost to repair and restore in excess of twenty-five (25%) but less than fifty (50%) of the then fair market value of the Premises as determined by Landlord or solely by Lender (if the Identure is then outstanding) in the exercise of their sole discretion (herein, a "MAJOR CASUALTY" and a "MAJOR CONDEMNATION"), then (a) in the case of (x) or (y) above, Tenant shall, not later than sixty (60) days after such Major Condemnation or Major Casualty, and (b) in the case of (z) above, Tenant may, not later than sixty (60) days after such Major Condemnation or Major Casualty, as the case may be, deliver to Landlord (i) notice of its intention to terminate this Lease on a Payment Date(or if such day is not a Business Day, on the next following Business Day)(herein, with respect to any termination resulting from a Rejectable Offer, the "LEASE TERMINATION DATE") which occurs not less than 150 days and not more than 180 days after the delivery of such notice (it being understood that in all events under this Lease, the Lease Termination Date must be on the first Business Day of a calendar month) and (ii) a certificate of Tenant describing the event giving rise to such termination and stating that Tenant has determined in good faith that such a Major Condemnation or Major Casualty, as the case may be, has occurred, and (iii) documentation to the effect that termination of this Lease will not be in violation of any agreement then in effect with which Tenant is obligated to comply pursuant to this Lease. If the Lease Termination Date occurs during the Primary Term, such notice must be accompanied by a Rejectable Offer, as described in Section 3.3, in which event the provisions of such Section shall be controlling. Notwithstanding the foregoing, in the event of a Condemnation (other than a Condemnation of the type described in clause (x) above) or a Casualty which is estimated to have a cost to repair and restore of fifty (50%) percent or more of the fair market value of the Premises as determined by Landlord or solely by Lender (if the Indenture is then outstanding) in the exercise of their sole discretion, Tenant shall not be required to deliver a notice of Tenant's intention to terminate this Lease provided Tenant shall have delivered to Landlord and Lender (if the Indenture is then outstanding) evidence satisfactory to Landlord and Lender (if the Indenture is then outstanding) that: (i) adequate Net Proceeds are available to fully restore the Premises, (ii) the Premises are susceptible of being fully restored within a period of fifteen months following the occurrence of such Condemnation or Casualty, (iii) the Premises are capable of being restored to substantially the same condition as the Premises as of the date immediately prior to such Casualty or Condemnation and as a functional architectural unit which will, upon completion, have a fair market value equal to or greater than the market value of the Premises immediately prior to the occurrence of such Condemnation or Casualty, (iv) no Event of Default shall have occurred and be continuing under this Lease, and (v) Tenant's rental interruption insurance is in full force and effect and will fully cover all Basic Rent and Additional Rent which will be due and payable by Tenant hereunder during the period the Premises are being restored.

     3.3 REJECTABLE OFFER.

          (a) In the event of a Major Casualty or Major Condemnation during the Primary Term and Tenant has given, or is required to give, a notice to Landlord of Tenant's intention to terminate this Lease pursuant to Section 3.2(b) hereof, Tenant shall deliver to Landlord, no later than sixty (60) days after such Major Casualty or Major Condemnation, (i) an irrevocable rejectable written offer (the "REJECTABLE OFFER") to purchase Landlord's interest in the Premises on the Lease Termination Date for a price equal to the "STIPULATED LOSS VALUE" as specified on SCHEDULE E attached hereto and made a part hereof, and (ii) a certificate from the president, the chief financial officer or the treasurer of Tenant (herein, a "RESPONSIBLE OFFICER") which describes the event(s) giving rise to the Major Casualty or Major Condemnation, as the case may be. Within 90 days of the date Landlord receives the items required to be delivered in (i) and (ii) above, Landlord shall deliver written notice of its election to either accept or reject Tenant's Rejectable Offer (with a failure to respond constituting an acceptance of such Rejectable Offer). Any rejection by Landlord of a Rejectable Offer shall comply with and be accomplished in accordance with the provisions of
Section 3.5. In the event of an acceptance or deemed acceptance of a Rejectable Offer, on the applicable Lease Termination Date, the Landlord's interest in the Premises shall be conveyed to Tenant or its designee, including but not limited to the delivery to Tenant of all Net Proceeds held by Lender and/or Landlord (and/or their respective designees), as the case may be, and Landlord shall deliver an assignment, without representation, warranty or recourse, to Tenant of all right, title and interest of Landlord or its designees to receive payment of all Compensation together with a release in full of the Indenture by Lender, in exchange for payment by Tenant to Landlord of the applicable Stipulated Loss Value, together with all Basic Rent, Additional Rent and other sums accrued or due and payable under this Lease as of the applicable Lease Termination Date (and, if an Event of Default has occurred and is continuing at the time of the Rejectable Offer or on the Lease Termination Date, together with a Make Whole Premium).

         (b) Tenant agrees that so long as any portion of the note secured by the Indenture is outstanding, Tenant shall deliver to Lender at the address for Lender as set forth in the Tenant Consent (as defined in the Indenture), concurrently with the delivery thereof to Landlord, a copy of any Rejectable Offer, together with all items required to be delivered in connection therewith and together with copies of all items required to be delivered pursuant to this
Section 3.3.

     3.4 [Intentionally omitted.]

     3.5 REJECTION OF REJECTABLE OFFER. If the Landlord rejects a Rejectable Offer with respect to the Premises by a written notice given to the Tenant within the time period set forth in Section 3.3, then this Lease shall terminate on the Lease Termination Date and any Net Proceeds (other than those specifically relating to the Tenant's Personal Property), if any, payable in connection with a Major Casualty or Major Condemnation (or the right to receive the same when made if payment therefor has not yet been made) shall be assigned or paid and belong to the Landlord, and, in addition, the Tenant shall pay to the Landlord an amount equal to any deductible or self insurance amount in effect under the policy or policies insuring the risk relating to such Major Casualty or Major Condemnation, all Basic Rent and Additional Rent accrued as of such Lease Termination Date and all other amounts then accrued or due and payable by the Tenant under this Lease. During such time as an Indenture encumbers the Premises, no rejection of a Rejectable Offer shall be effective unless countersigned by the Lender.

     3.6 LESS THAN MAJOR CONDEMNATION OR MAJOR CASUALTY.

          (a) If, after a Condemnation or Casualty, Tenant is not permitted to give or, if permitted, does not give notice of its intention to terminate this Lease as provided in Section 3.2 (and is not required to give such notice pursuant to Section 3.2), then this Lease shall continue in full force and effect and Tenant shall, at its expense, promptly rebuild, replace or repair the Premises in conformity with the requirements of Sections 2.5 and 3.8 so as to restore the Premises (in the case of Condemnation, as nearly as practicable) to the condition and fair market value thereof immediately prior to such occurrence (or if the Premises was under renovation at such time, to the condition and fair market value thereof at the time of completion of renovation) pursuant to this
Section 3.6. Prior to any such rebuilding, replacement or repair, Tenant shall deliver its reasonable estimate of the cost thereof, which shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld (the cost approved by Landlord is referred to as the "RESTORATION COST").

         (b) If the repair constitutes a Material Alteration, the Restoration Cost must be confirmed by an architect reasonably acceptable to Landlord (an "ARCHITECT"), and if the Restoration Cost is more than the amount of Net Proceeds, the Tenant shall deliver or cause to be delivered to Landlord (or, if the Indenture is then outstanding, to Lender): (i) cash collateral in an amount equal to such excess, or (ii) an unconditional, irrevocable, clean sight draft letter of credit, in form and substance, and issued by a bank, acceptable to Landlord in its sole discretion (and, if the Indenture is then outstanding, to Lender in its sole discretion), in the amount of such excess, or (iii) a bond in form and from an institution reasonably acceptable to Landlord (and, if the Indenture is then outstanding, to Lender), in the amount of such excess; or (iv) evidence acceptable to Landlord (and, if the Indenture is then outstanding, to Lender) that the excess has been expended in performing the restoration work prior to any funds being drawn from the Net Proceeds; provided, however, Tenant shall not be required to deliver the items set forth (i) through (iv) above as long as (x) the amount of the Restoration Cost in excess of the Net Proceeds is not more than $1,000,000, (y) no Event of Default shall have occurred and be continuing and (z) at such time and thereafter until completion of such Material Alterations Tenant or a Guarantor has an Investment Grade Rating (as hereinafter defined) by all of the Rating Agencies (as hereinafter defined) then rating Tenant or Guarantor. For the purposes of this Lease, the term (x) "INVESTMENT GRADE RATING" shall mean that Tenant or a Guarantor is rated BBB or better by Standard & Poors Rating Group ("S&P"), Baa2 or better by Moody's Investor's Service Inc. ("MOODY'S"), BBB or better by Fitch IBCA, Inc.("FITCH"), and/or BBB or better by Duff & Phelps Credit Rating Co. ("DUFF &PHELPS"), and (y) "RATING AGENCIES" shall mean S&P, Moody's, Fitch and Duff & Phelps, or any of their respective successors, or any other nationally recognized credit rating agency or agencies which is rating securities issued in connection with any securitizations which include the loan secured by the Indenture are referred to in this Lease.

          (c) The Restoration Cost shall be paid first out of Tenant's own funds to the extent that the Restoration Cost exceeds the Net Proceeds payable in connection with such occurrence, after which expenditure Tenant shall be entitled to receive the Net Proceeds, but only against certificates of Tenant (and lien releases and other items generally and reasonably required in connection with disbursement of construction loan or insurance proceeds) delivered to Landlord from time to time as such work or rebuilding, replacement and repair progresses, each such certificate describing the work for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work. To the extent that the Indenture requires that Tenant deliver its portion of the Restoration Costs to Lender (or other security acceptable to Lender), Landlord hereby instructs Tenant, and Tenant agrees, to deliver the same to Lender, provided that same shall be applied in accordance with the terms and conditions of this Lease. In addition, in such event the Restoration Cost shall be disbursed in accordance with the procedure set forth in Section 3.6(e) below. If the Net Proceeds relate to a Casualty, any Net Proceeds remaining after final payment has been made for such work and after Tenant has been reimbursed for any portions it contributed to the Restoration Cost shall be retained by Tenant. If the Net Proceeds relate to a Condemnation and the Net Proceeds remaining after final payment for the work are less than $100,000, any such Net Proceeds remaining after final payment has been made for such work and after Tenant has been reimbursed for any portions it contributed to the Restoration Cost shall be retained by Tenant and no adjustment shall be made in the Basic Rent. If the Net Proceeds relate to a Condemnation and the Net Proceeds remaining after final payment for the work are $100,000 or more, any such Net Proceeds remaining after final payment has been made for such work and after Tenant has been reimbursed for any portions it contributed to the Restoration Cost shall be retained by Landlord and no adjustment shall be made in the Basic Rent. In the event of any temporary Condemnation, this Lease shall remain in full force and effect and so long as no Event of Default shall have occurred and be continuing the Net
Proceeds allocable to such temporary Condemnation shall be paid to Tenant, unless such Net Proceeds from temporary Condemnation are in excess of $500,000, in which event such Net Proceeds in excess of $500,000 from temporary Condemnation shall be delivered to Landlord (or if required by the Indenture, to Lender), to be applied towards the payment of Basic Rent as the same becomes due (with any balance delivered to Tenant, except that such portion of the Net Proceeds allocable to the period after the expiration or termination of the term of this Lease shall be paid to Landlord). If the cost of any rebuilding, replacement or repair required to be made by Tenant pursuant to this Section 3.6 shall exceed the amount of such Net Proceeds, the deficiency shall be paid by Tenant. Tenant shall not be entitled to disbursements of the Net Proceeds if an Event of Default has occurred and is continuing.

         (d) The Basic Rent and the Additional Rent payable under the provisions of this Lease shall not be affected, altered or reduced by any Casualty or Condemnation and Tenant's obligation to continue to pay Basic Rent and Additional Rent shall continue notwithstanding any such Condemnation or Casualty.

         (e) If the Restoration Costs are required to be held by Landlord pursuant to this Lease, or if required under this Lease or the Indenture, by Lender, then Net Proceeds shall be held by Landlord or Lender, as the case may be, and shall be paid out from time to time to Tenant as the work progresses (less any cost to Lender or Landlord of recovering and paying out such proceeds, including, without limitation, reasonable attorneys', trustees' or escrow fees relating thereto and costs allocable to inspecting the work and the plans and specifications therefor), subject to each of the following conditions:

              (i) Each  request for  payment  shall be made on not less than ten
(10) Business Days' prior notice to Landlord and Lender and shall be accompanied by an officer's certificate (or if such work is being performed under the supervision of an Architect, by a certificate of such Architect), stating (A) in the case of an officer's certificate only, that no Event of Default exists hereunder, (B) that, based upon an inspection of the Premises, all of the work completed has been done in substantial compliance with the approved plans and specifications, if required, (C) that the sum requested is validly required to reimburse Tenant for payments by Tenant, or is validly due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Landlord or Lender, as the case may be, does not exceed the value of the work done to the date of such certificate, (D) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Premises, that title to the personal property items covered by the request for payment is vested in Landlord or Tenant, as applicable, and (E) the remaining cost to complete such work and that the remaining amount held by Lender (together with any amounts contemporaneously deposited by Tenant with Landlord or Lender, as the case may be, in connection therewith) shall be sufficient to cover such cost of completion; PROVIDED, HOWEVER, that if such certificate is given by an Architect, such Architect shall certify as to clause
(B) above, and Tenant shall certify as to the remaining clauses above, and provided, further, that Landlord or Lender, as the case may be, shall not be obligated to disburse such funds if Landlord or Lender, as the case may be, determines, in Landlord's or Lender's reasonable discretion, as the case may be, that Tenant shall not be in compliance with this Section 3.6(e)(i). Additionally, each request for payment shall contain a statement signed by Tenant approving both the work done to date and the work covered by the request for payment in question.

             (ii) Each request for payment shall be accompanied by waivers of lien reasonably satisfactory to Lender covering that part of the work for which payment or reimbursement has been made as of the date shown on the current request and, if required by Landlord or Lender, a search prepared by a title company or licensed abstractor, or by other evidence satisfactory to Landlord and Lender that there has not been filed with respect to the Premises any mechanics, or other lien or instrument for the retention of title relating to any part of the work not discharged of record and such other contractors sworn statements, plots of survey and evidence of cost, payment and performance as Lender may reasonably request and approve.

             (iii) Landlord and Lender, and their respective architects or duly authorized representatives, shall have the right to inspect the work at all reasonable times upon reasonable prior notice and may condition any disbursement of Net Proceeds upon the satisfactory completion, as determined in Lender's reasonable discretion, of any portion of the work for which payment or reimbursement is being requested. Neither the approval by Lender or Landlord of any required plans and specifications for the work nor the inspection by Lender or Landlord of the work shall make Lender or Landlord responsible for the preparation of such plans and specifications or the compliance of such plans and specifications, or of the work, with any applicable Legal Requirement, covenant or agreement.

             (iv) Net Proceeds shall not be disbursed more frequently than once every thirty (30) days; provided, however, that if any Event of Default has occurred and is continuing, or if at such time Tenant does not have an Investment Grade Rating, no disbursement made prior to final completion shall exceed 90% of the value of the work completed from time to time.

             (v) So long as an Event of Default shall have occurred and be continuing, Landlord (or Lender, if allowed by the Indenture), may apply any Net Proceeds held by it to continue the restoration and repair of the Premises or such Net Proceeds may be applied to pay or prepay, in whole or in part, any indebtedness secured by the Indenture.

Net Proceeds held by Landlord or Lender in accordance with this Section shall be held in a segregated interest bearing account if (A) such an account is available at the institution at which Landlord or Lender holds such Net Proceeds, and (B) Landlord or Lender determines, in its reasonable judgment, that holding the Net Proceeds in such an account is practical under the then existing circumstances. Any interest earned on the Net Proceeds shall be a part of the Net Proceeds, and shall be disbursed in accordance with this Lease.

         (f) Notwithstanding any other provision of this Section, if either Tenant or a Guarantor is then currently maintaining an Investment Grade Rating and in Tenant's reasonable judgment the cost of the Work (as hereinafter defined) is less than $500,000 with respect to any one casualty or partial condemnation (and the cost of all outstanding Work at such time is less than $750,000), such Work can be completed in less than one hundred twenty (120) days (subject to Force Majeure) and no Event of Default has occurred and is continuing and if allowed pursuant to the provisions of the Indenture, then Landlord, upon request by Tenant, shall permit Tenant to apply for and receive the Net Proceeds directly from the insurer or payor thereof (and Landlord shall advise such insurer or payor and Lender to pay over such Net Proceeds directly to Tenant), provided that Tenant shall promptly and diligently commence and complete such Work in a good and workmanlike manner.

         (g) If an Event of Default shall have occurred and be continuing or if Tenant (i) shall fail to submit to Landlord for approval plans and specifications (if required pursuant to Section 3.6(b) hereof) for the Work (approved by the Architect and by all governmental authorities whose approval is required), (ii) after any such plans and specifications are approved by all such governmental authorities, the Architect, Landlord and Lender, shall fail to commence promptly such Work, (iii) after Lender or Landlord has released the Net Proceeds to the extent provided for hereunder, shall fail to diligently prosecute such Work to completion, or (iv) materially fail in any other respect to comply with the Work obligations under this Section 3.6, then in addition to all other rights available hereunder, at law or in equity, Landlord or Lender, or any receiver of the Premises or any portion thereof, upon fifteen (15) days prior written notice to Tenant (except in the event of emergency in which case no notice shall be required), may (but shall have no obligation to) perform or cause to be performed such Work, and may take such other steps as either Landlord or Lender deems advisable (but such performance shall not cure the default of Tenant). In addition, Tenant acknowledges that if an Event of Default shall have occurred and be continuing, Lender may apply any Net Proceeds towards payment of the indebtedness secured by the Indenture, which payment shall not relieve Tenant of any of its obligations hereunder. Tenant hereby waives, for Tenant and all others holding under or through Tenant, any claim, other than for gross negligence or willful misconduct (subject to the provisions of Section 10.18(b)), against Landlord and Lender and any receiver arising out of any act or omission of Landlord or Lender or such receiver pursuant hereto, and Landlord or Lender may apply all or any portion of the Net Proceeds (without the need to fulfill any other requirements forth in this Section 3.6) to reimburse Landlord or Lender or such receiver, for all amounts incurred in connection with the Work, and any costs not reimbursed to such parties shall be paid by Tenant to Landlord (or such other party) on demand, together with interest thereon at the Rate from the date such amounts are advanced until the same are paid by Tenant.

         (h) Tenant shall be entitled to settle any and all insurance claims less than $100,000, provided that no Event of Default shall have occurred and be continuing (in which event Landlord or Lender, as the case may be, shall exclusively settle insurance claims).

     3.7 INSURANCE.

         (a) Tenant will maintain insurance on the Premises of the following character:

             (i) Insurance with respect to the Improvements against all perils included within the classification "All Risk of Physical Loss", covering such risks as shall be customarily insured against with respect to improvements similar in construction, location and use including by way of example, earthquake, flood, sprinkler leakage, debris removal, act of municipal authority (building ordinance or law, increased cost of construction and demolition), malicious mischief, water damage, boiler and machinery explosion or damage and the like, with extended coverage, and in amounts not less than the greater of
(x) 100% of the actual replacement cost of the Improvements (exclusive of foundations and excavations), without regard to depreciation, and (y) such other amount as is necessary to prevent any reduction in such policy by reason of and to prevent Landlord, Lender or any other insured thereunder from being deemed to be a co-insurer. If as of the date hereof, or at any time during the term of this Lease, the Premises is not in compliance with all Legal Requirements such that in the event of a partial or total casualty or destruction such Legal Requirements would prohibit Landlord or Tenant from restoring or rebuilding the Premises to the specifications and condition of the Premises prior to such casualty or destruction, then Landlord or Tenant shall be required to carry agreed value insurance.

             (ii) Commercial general public liability insurance insuring Tenant, with Landlord and Lender as additional insureds, against all claims for damages to person or property or for loss of life or of property occurring upon, in, or about the Premises, in limits of at least $1,000,000 per occurrence, $2,000,000 in the aggregate, with excess or umbrella coverage of at least $20,000,000, or such greater limits as may be required from time to time by Landlord or Lender consistent with insurance coverage on properties similarly constructed, occupied and maintained.

             (iii)  Worker's   compensation   insurance  (including   employers'
liability insurance, if requested by Landlord or Lender) to the extent required by the law of the state in which the Premises is located.

             (iv) Flood insurance in an amount equal to the full Replacement Cost of the Premises or the maximum amount available, whichever is less, if all or any portion of the Improvements are located in an area which has been designated by the Secretary of Housing and Urban Development or by the Federal Emergency Management Agency as having special flood hazards, and if flood insurance is available under the National Flood Insurance Act.

             (v) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Premises, in an amount not less than $5,000,000 or such greater amount as Landlord or Lender may from time to time reasonably require and which are customarily required with respect to similar properties similarly situated.

             (vi) Rental loss insurance covering at least 15 months of rental interruption, in an amount equal to 15 months of Basic Rent and estimated Impositions.

             (vii) During any period during which construction is conducted on the Premises and during which period the construction and materials are not covered by the existing policies, premium prepaid insurance policies covering the Premises (which during construction shall be on an "All-Risk" perils, including theft, "Builder's Risk," "Completed Value" form) in amounts equal to the replacement costs of the Improvements (including construction materials and personal property on or off site) covering insurance risks no less broad than those covered under a Standard Multi Peril (SMP) policy form, which contains a 1987 Commercial ISO "Causes of Loss-Special Form," with coverage for such other expenses as Landlord or Lender may reasonably require, including, without limitation, coverage for hired automobiles and other automobiles not owned by Tenant. Such insurance shall contain an agreed amount endorsement (such amount to include foundation and underground pipes) and bear a 100% co-insurance clause. Said policies shall contain a permission to occupy endorsement.

             (viii) Such other insurance as may from time to time be reasonably required by Landlord or by Lender in order to protect their respective interests.

             (ix) During any period when construction is conducted on the Premises, worker's compensation, employers' liability, commercial auto liability, and commercial general liability insurance (including contractual liability and completed operations coverage) for each general contractor written on a 1986 or 1993 standard "ISO" occurrence basis form or equivalent and excess umbrella coverage, carried during the course of construction, with general liability insurance limits as set forth in clause (ii) above.

         (b) Such insurance shall be issued by companies authorized to transact business in the state in which the Premises is located and having an Alfred M. Best Company rating of "A" or better and financial size category of not less than X, and a Standard & Poor's rating of "A" or better as to claims paying ability, provided that with respect to worker's compensation insurance such insurance company must have an Alfred M. Best Company rating of "A" or better and financial size category of not less than VIII. No liability insurance policy maintained by Tenant shall provide for a deductible or self-insured retention in excess of $50,000 unless Tenant then maintains an Investment Grade Rating and no Event of Default shall have occurred and be continuing hereunder, in which event the self-insured retention or the deductible shall not be in excess of $100,000. No casualty or other insurance policy maintained by Tenant (other than liability policies) hereunder shall provide for a deductible or self-insured retention in excess of $25,000 unless Tenant then maintains an Investment Grade Rating and no Event of Default shall have occurred and be continuing hereunder, in which event the deductible or the self-insured retention shall not be in excess of $100,000. Notwithstanding the foregoing, if Tenant maintains an Investment Grade Rating and no Event of Default shall have occurred and be continuing hereunder, the deductible or the self-insured retention shall not be in excess of the following amounts: (i) $25,000 for general property damage, (ii) $25,000 for boiler damage, (iii) $100,000 for flood damage, and
(iv) 2% of the insurable value of the Property for wind (including hurricane) damage. Tenant shall, promptly upon receipt but in no event less than ten (10) days prior to the expiration date of any of the insurance policies required to be maintained pursuant to this Lease, deliver to Landlord and Lender originals or certified copies of certificates evidencing the renewal of such policies bearing notations evidencing the payment of premiums. Originals or certified copies of all insurance policies shall be delivered to Landlord and Lender by Tenant promptly upon Tenant's receipt thereof and in no event later than ninety
(90) days after the effective date thereof and original binders or original or certified certificates evidencing such policies (or amendments) and bearing notations evidencing the payment of premiums therefor shall be delivered to Landlord and Lender by Tenant in no event later than ten (10) days prior to the effective date of such policies (or amendments). If at any time during the Term of this Lease, Tenant shall fail to deliver to Landlord and Lender original binders or original or certified certificates evidencing any insurance required to be maintained by Tenant hereunder (or any amendments or renewals of any such insurance policies)in any case within five (5) Business Days prior to the expiration date of any such policies, then Landlord shall, at its option, have the right to require Tenant to deposit, and Tenant agrees that it shall deposit with Landlord or, if directed by Landlord, to Lender (or its designee)(Landlord hereby irrevocably directs Tenant to make such deposits with Lender as long as the Indenture shall remain outstanding) on each Payment Date, as Additional Rent, one twelfth (1/12) of all estimated insurance premiums in respect of all insurance required to be maintained by Tenant hereunder (collectively, the "ESTIMATED PREMIUMS") for the year then in effect as reasonably estimated by Landlord. To the extent permitted by applicable law, neither Landlord nor Lender or its designee, as Depository, shall be required to maintain the Estimated Premiums in an account separate from other funds of such party or to deposit any such amounts in an interest-bearing account, provided, however, in the event such amounts are maintained in an interest bearing account and no Event of Default shall have occurred and be continuing hereunder, Tenant shall be entitled to receive any interest earned thereon on a quarterly basis. Tenant shall deposit with Depository, prior to the date which is thirty (30) days prior to the due date of insurance premiums, such additional amount as may be necessary to provide Depository with sufficient funds in such deposit account to pay each such insurance premium at least thirty (30) days in advance of the due date thereof. Depository shall apply the aforesaid deposits for such purpose not later than the last day on which any such insurance premiums are due. If, at any time, the amount of any insurance premiums are increased or Landlord or Lender receives information that such insurance premiums will be increased, and if the monthly deposits then being made by Tenant for this purpose (if continued) would not make up a fund sufficient to pay such insurance premiums thirty (30) days prior to the due date, said monthly deposits thereupon shall be increased and Tenant immediately shall deposit with the Depository, on demand, sufficient moneys so that the moneys then on hand for the payment of said Insurance Premiums, plus the increased payments and such additional sums demanded, shall be sufficient so that the

Depository shall have received from Tenant adequate amounts to pay such Insurance Premiums at least thirty (30) days before such insurance premiums become due and payable. For the purpose of determining whether the Depository has on hand sufficient moneys to pay any particular insurance premium at least thirty (30) days prior to the due date therefor, deposits for each category of insurance premium shall be treated separately, it being the intention that the Depository shall not be obligated to use moneys deposited for the payment of an item not yet due and payable to the payment of an item that is due and payable. Notwithstanding the foregoing, it is understood and agreed that (a) to the extent permitted by applicable law, deposits provided for hereunder may be held by the Depository in a single bank account and commingled with other funds of the Depository, and (b) the Depository may, if Tenant fails to make any deposit required hereunder, apply deposits made for any one insurance premium for the payment of the same, any other insurance premium or any outstanding Basic Rent or Additional Rent. If this Lease shall be terminated by reason of any Event of Default, all deposits then held by the Depository shall be applied on account of any and all sums due under this Lease and Tenant shall forthwith pay the resulting deficiency in accordance with the terms hereof. If Landlord ceases to have any interest in the Premises, Landlord shall direct the Depository to transfer to the person or entity who owns or acquires such interest in the Premises and is the transferee of the Landlord's interest in this Lease, the deposits made pursuant to the provisions hereof. In addition, in the event that the Lender (or a servicing agent on Lender's behalf) is the Depository, the Lender shall have the right to transfer the deposits (or to cause its servicing agent to transfer such deposits) to any transferee of the Indenture or to the holder of any substitute Indenture. Upon any such transfer of the deposits and notice thereof to Tenant, the transferor shall be deemed to be released from all liability with respect thereto and Tenant agrees to look to the transferee solely with respect thereto, and the provisions hereof shall apply to each successive transfer of the said deposits.

         (c) Every such policy (other than any general public liability, auto liability or worker's compensation policy) shall bear a mortgagee's loss payable clause or a mortgagee endorsement in favor of the mortgagee or beneficiary (whether one or more, and together with its or their successors and assigns, the "LENDER") under each mortgage, deed of trust or similar security instrument creating a lien on the interests of Landlord in the Premises (whether one or more, the "INDENTURE"), and any loss under any such policy shall be payable to the Lender which has a first lien on such interests (if there is more than one first Lender, then to the trustee for such Lenders) to be held and applied pursuant to this Article 3.

         (d) All such insurance (other than any worker's compensation policy) shall be endorsed to provide that:

             (i) such insurance will not be canceled or amended except after 30 days' written notice to Landlord and Lender and that it shall not be invalidated by any act or negligence of Landlord, Tenant or any person or entity having an interest in the Premises, nor by occupancy or use of the Premises for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Premises nor by change in title to or ownership of the Premises;

             (ii) the Landlord and Lender are each an additional insured with the understanding that any obligation imposed upon the insured (including, without limitation, the liability to pay premiums, but excluding any obligation of the insured to cooperate with any insurer or any insurer's representative in the investigation, defense or settlement of any claim covered under such insurance) shall be the sole obligation of Tenant and not that of any other insured;

             (iii) all insurance proceeds payable under any policy of property, sprinkler or flood insurance with respect to the Premises shall be paid to Lender as sole loss payee for losses in excess of $100,000 under a standard mortgagee clause (or if no Lender exists, to Landlord);

             (iv) the interests of the Lender shall not be invalidated by any action or inaction of the Landlord, Tenant or any other person, and such insurance shall insure the Lender regardless of any breach or violation by the Tenant, the Landlord or any other person of any warranties, declarations or conditions contained in the policies relating to such insurance or application therefor;

             (v) the interests of Landlord shall not be invalidated by any action or inaction of the Tenant or any other person, and such insurance shall insure the Landlord regardless of any breach or violation by the Tenant or any other person of any warranties, declarations or conditions contained in the policies relating to such insurance or application therefor;

             (vi) the insurer thereunder waives all rights of subrogation against the Lender and Landlord and waives any right of set-off and counterclaim and any other right of deduction, whether by attachment or otherwise;

             (vii) such insurance shall be primary to Tenant without right of contribution from any other insurance carried by or on behalf of the Tenant with respect to Tenant's operation only or the Landlord or the Lender or any other person with respect to its interest in the Premises;

             (viii) all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, including, without limitation, that if any such policy is a blanket policy covering other properties in addition to the Premises, Tenant shall provide evidence satisfactory to Landlord that the insurance premiums for each of the other properties and the Premises are separately allocated under such policy and payment of such allocated premiums shall continue such policy as to the Premises notwithstanding any other payment or non-payment of premiums thereunder.

          (e) In the event of any transfer by Landlord of Landlord's interest in the Premises or any financing or refinancing of Landlord's interest in the Premises, Tenant shall, upon not less than ten (10) days' prior written notice, deliver to Landlord or any Lender providing such financing or refinancing, as the case may be, certificates of all insurance required to be maintained by Tenant hereunder naming such transferee or such Lender, as the case may be, as an additional named insured to the extent required herein effective as of the date of such transfer, financing or refinancing. Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 3.7 unless Landlord is an additional named insured therein and unless there is a Lender endorsement in favor of Lender with loss payable as provided herein. Tenant shall immediately notify Landlord whenever any such separate insurance is obtained and shall deliver to Landlord and Lender the policies or certificates evidencing the same. Any insurance required hereunder may be provided under blanket policies provided that the Premises and the applicable coverage applicable thereto are specified therein.

         (f) Any loss under any property damage insurance required to be maintained by Tenant shall be adjusted by Landlord and Tenant pursuant to the provisions of Section 3.2(a), provided, however, if an Event of Default shall have occurred and be continuing, Landlord shall have the sole right to make such adjustment and collection, but Tenant shall be entitled to any proceeds relating to Tenant's Personal Property (subject to Landlord's right to offset any amounts owed to Landlord under this Lease).

         (g) The requirements of this Section 3.7 shall not be construed to negate or modify Tenant's obligations under Section 2.4.

         (h) If Tenant fails to maintain and deliver to Landlord and Lender the original policies and certificates of insurance required by this Lease, Landlord or Lender may, at their option, procure such insurance, and Tenant shall reimburse Landlord or Lender, as the case may be, in the amount of all such premiums thereon, promptly following demand by Landlord or Lender, as the case may be, with interest thereon at the Rate from the date paid by Landlord or Lender, as the case may be, to the date or repayment by Tenant; provided, however, that this sentence shall not prevent any default under this Section 3.7 from becoming an Event of Default.

     3.8 ALTERATIONS.

         (a) Tenant may, at its expense, make additions to and alterations of the Improvements, and construct additional Improvements (collectively, "ALTERATIONS"), provided that (i) the fair market value, utility and useful life of the Premises shall not be reduced or lessened in any material respect thereby, (ii) such Alterations shall be expeditiously completed in a good and workmanlike manner, free and clear of liens and encumbrances, and in compliance with all applicable Legal Requirements and the requirements of all insurance policies required to be maintained by Tenant hereunder, (iii) Tenant shall not make any Alterations in violation of the terms of any restriction, easement, condition, covenant or other matter affecting title to or use of the Premises and (iv) no Material Alterations (as hereinafter defined), shall be made unless Landlord's prior written consent shall have been obtained, which consent shall not be unreasonably withheld, delayed or conditioned, unless an Event of Default shall have occurred and be continuing in which case such consent may be withheld by Landlord in its sole discretion. "MATERIAL ALTERATION" is defined as either (A) Structural Work (as hereinafter defined), or (B) a demolition of any material portion of the Improvements, or (C) Alterations which would materially and adversely affect the building systems or equipment, or (D) Work which involves the construction of a shared common or party wall on a property line which separates the Premises from adjacent land, or (E) Work for which the Estimated Cost is in excess of $250,000. "STRUCTURAL WORK" is defined as Work which involves in any material respect any roof, load-bearing wall, structural beams, columns, supports, foundation or any other structural element of the Premises. "ESTIMATED COST" is defined as the estimated cost of materials, construction and labor (not including architects, engineers or other professionals), as estimated by a licensed Architect (or if not required to be estimated by an Architect, as reasonably estimated by Tenant), which estimate together with a complete description of the Work and all related work shall be delivered to, and such estimate and description reasonably approved by, Lender and Landlord before the commencement of any Work hereunder. In addition to the limitations set forth in
(i) through (iv) above, Tenant agrees that all Alterations, Material Alterations, Structural Work, restoration, repair and any other work which Tenant shall be required or permitted to do under the provisions of this Lease (hereinafter collectively called the "WORK") shall be performed in each case subject to the following:

             (i) Tenant shall not perform any Work which shall have a material adverse effect on the use or operation of the Premises, as operated by Tenant as of the date hereof (except such adverse effect as shall occur during the period of time needed to complete the Work). Any Work when completed shall be of such a character as not to materially reduce the value of the Premises below its value immediately prior to the commencement of such Work or damage to the Premises necessitating such Work or change.

             (ii) Except with respect to adverse effects occurring during the period of time needed to complete the applicable Work, no Work shall be performed by Tenant if the same would materially reduce the usable square footage of the Premises, or would materially weaken, temporarily or permanently, the structure of the Premises or any part thereof, or reduce the permitted uses thereof under applicable zoning laws or impair other amenities of the Premises.


             (iii) No Material Alterations shall be commenced until detailed plans and specifications (including layout, architectural, mechanical and structural drawings), prepared by an Architect shall have been submitted to and approved by Landlord, which approval shall not be unreasonably delayed, conditioned or withheld, provided however, that any such approval by Landlord shall be subject to Landlord's receipt of any approval required to be obtained from the Lender and no such Work shall be undertaken except under the supervision of the Architect.

             (iv)  The  reasonable  cost  and  expense  paid  to  third  parties
(including Landlord's asset manager or any servicer retained by Lender) of Landlord's and Lender's respective (A) review of any plans and specifications required to be furnished pursuant to this Lease or (B) reasonable review/supervision of any such Work shall be paid by Tenant to Landlord, within ten (10) days after demand, or, at the option of Landlord, as Additional Rent.

             (v) All Work shall be commenced only after all required municipal and other governmental permits, authorizations and approvals shall have been obtained by Tenant, at its own cost and expense, and copies thereof delivered to Landlord. Landlord will, on Tenant's written request, promptly execute any documents necessary to be signed by Landlord to obtain any such permits, authorizations and approvals, provided that Tenant shall bear any expense or liability of Landlord in connection therewith; provided, however, that none of the foregoing shall, in any manner, result in a change in zoning or otherwise have a material adverse affect on the ability to use the Premises as currently operated by Tenant.

             (vi) If the Work shall constitute a Material Alteration, it shall not be commenced until Tenant shall have obtained and delivered to Landlord and Lender, either (A) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in the state in which the Premises is located and satisfactory to Landlord and Lender), each in an amount equal to the Estimated Cost of such Work and in form otherwise satisfactory to Landlord and Lender, or (B) such other security as shall be reasonably satisfactory to Landlord and Lender; provided, however, that if at the time the Work is commenced, either Tenant or a Guarantor then maintains and continues to maintain until such Work is completed an Investment Grade Rating and no Event of Default shall have occurred and be continuing and Estimated Cost of the Work does not exceed $1,000,000 (as adjusted for changes in the consumer price index), Tenant shall not be required to comply with this subsection (vi).

             (vii) All Work shall be performed in a good and workmanlike manner, and in accordance with all Legal Requirements, as well as any plans and specifications therefor which shall have been approved by Landlord. All Work shall be commenced and completed in a commercially reasonable manner.

             (viii) Subject to the terms of Section 2.6 hereof, the cost of all Work shall be paid promptly, in cash, so that the Premises and Tenant's leasehold estate therein shall at all times be free from (A) liens for labor or materials supplied or claimed to have been supplied to the Premises or Tenant, and (B) chattel mortgages, conditional sales contracts, title retention agreements, security interest and agreements, and financing agreements and statements.

             (ix) Upon completion of any Work, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Work required by any governmental or quasi-governmental authority and shall furnish Landlord with copies thereof, and, if the Work constituted Material Alterations, together with "as-built" plans and specifications for such Work.

             (x) Any Work shall be subject  to  inspection  at any time and from time to time by any of Landlord or Lender, their respective architect(s), or their duly authorized representatives, and if any such party upon any such inspection shall be of the opinion that the Work is not being performed in accordance with the provisions of this Section 3.8 or the plans and specifications, or that any of the materials or workmanship are unsound or improper, Tenant shall correct any such failure and shall replace any unsound or improper materials or workmanship. Anything contained herein to the contrary notwithstanding, any different procedure for the performance of Work which may be required under any Indenture shall take precedence over and be in addition to the procedures provided for in this Lease provided that any such different procedures contained in any Indenture entered into by Landlord subsequent to the commencement date of this Lease are consistent with prevailing commercial lending practices for similar transactions.

             (xi) Except as may be expressly provided to the contrary hereunder with respect to Severable Alterations or with respect to Tenant's Personal Property, all Alterations installed in or upon the Premises at any time during the Term shall become the property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant no later than ninety (90) days prior to the Expiration Date, elects to have the same removed or demolished by Tenant, in which event, the same shall be removed from the Premises by Tenant prior to the termination of this Lease, at Tenant's expense. Tenant may expressly request in Tenant's written request for consent that Landlord determine its election prior to installation (which written request shall include the estimated cost of removal and restoration). Tenant shall immediately repair any damage to the Premises caused by its removal of any of the Severable Alterations or Tenant's Personal Property or Alterations which remain the property of Tenant pursuant to the terms of this Section. All property permitted or required to be removed by Tenant at the end of the Term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense. The provisions of this Section shall survive the expiration of the Term or earlier termination of this Lease.

         (b) Tenant may, at its cost and expense, install, or place upon or reinstall, or replace and remove from the Premises any Tenant's Personal Property. Subject to and conditioned upon compliance with the provisions of
Section 3.8(a) above, Tenant may make Alterations or undertake construction which requires sharing the use of existing facilities and utilities, provided that reciprocal easement agreements and joint use agreements allocate ownership, use and expenses to the reasonable satisfaction of Landlord, and provided that the same comply with the provisions of Section 3.10. No such construction shall impair the structural and functional integrity of the Premises as an independent commercial property, in compliance with Legal Requirements, at the time the Alterations are made or at the end of the term of this Lease.

     3.9 INTENTIONALLY OMITTED.

     3.10 EASEMENTS.

         (a) Landlord agrees from time to time during the term of this Lease, at the request of Tenant, without additional consideration, and with the prior written consent of Lender, which, shall not be unreasonably withheld or delayed
(1) to sell, assign, convey, or otherwise transfer an interest in the Premises of a nature described in this Section 3.10 to any Person legally empowered to take such interest under the power of eminent domain which Person has indicated it intends to do so, (2) to grant easements, licenses, rights of way and other rights and privileges in the nature of easements of such nature, extent and duration as Tenant may reasonably request provided that such easements, licenses, rights of way and other rights and privileges are customarily granted by prudent operators, managers, or owners of properties similar to the Premises;
(3) to release or relocate existing easements and appurtenances which are for the benefit of the Premises; (4) to dedicate or transfer unimproved portions of the Premises for road, highway or other public purposes; (5) to execute petitions to have the Premises annexed to any municipal corporation or utility district; (6) to execute amendments to any covenants and restrictions affecting the Premises; and (7) to execute and deliver any instrument necessary or appropriate to confirm or effect such grants, releases, dedication, transfer, petition or amendment to any person in each of the foregoing instances, the same to be without consideration, but only if (i) such grant, release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of business of Tenant on the Premises, (ii) such grant, release, dedication, transfer, petition or amendment does not materially impair the effective use of the Premises for its intended purposes or materially and adversely affect its value, (iii) Tenant considers the consideration, if any, being paid for such grant, release, dedication, transfer, petition or amendment to be fair and adequate, (iv) for so long as this Lease is in effect, Tenant will perform all obligations, if any, of Owner under the applicable instrument, and (v) Landlord and Lender shall have received (W) a certificate from the appropriate officer of Tenant certifying as to the satisfaction of the conditions described in clause
(i) through (v) above, (X) a duly authorized undertaking of Tenant and each Guarantor, in form and substance reasonably satisfactory to Landlord, to the effect that Tenant will remain obligated hereunder to the same extent as if such grant, release, dedication, transfer, petition or amendment had not been made and Guarantor will remain obligated under the Guaranty in accordance with its terms, and (Y) such instruments, certificates (including evidence of authority), surveys, title insurance policy endorsements, and opinions of counsel reasonably acceptable to Landlord, as Landlord may reasonably request in connection with such grant, release, dedication, transfer, petition or amendment. Any easement that imposes any obligation or liability on Landlord shall expressly provide that it is without recourse to Landlord (except to the extent of Landlord's interest in the Premises), and that any lien arising by virtue of the nonperformance of obligations under such easement shall be subordinate to the lien of any Indenture. The grant of any such easement shall be subject to Lender's consent, which consent shall not be unreasonably withheld or delayed. Tenant shall be responsible for the payment of all costs and expenses paid to third parties (including the reasonable costs and expenses of Landlord and Lender) incurred in connection with this Section 3.10. Subject to the provisions of Sections 3.2 and 3.6, any consideration received for the grants, releases, dedications, transfers, petitions or amendments outlined in this Section shall be the property of Landlord.

         (b) Without limiting the generality of any other provision of this Lease requiring payments of Additional Rent, if the Premises is presently, or should at sometime in the future be, affected by an easement agreement, Tenant agrees during the term of this Lease (i) to perform all of the duties and obligations of Landlord under such easement agreement (including, without limitation, paying any and all costs, charges and assessments imposed thereunder), (ii) Tenant shall comply with, all of the terms, conditions, covenants, provisions, restrictions and agreements set forth in such easement agreement, (iii) that any obligation or liability arising under any such easement agreement shall be nonrecourse to Landlord (except to the extent of Landlord's interest in the Premises and this Lease), (iv) that any lien against the Premises arising by virtue of the nonperformance of obligations under such easement agreement shall be subordinate to the lien of any Indenture; and (v) to indemnify, defend and hold the Indemnified Parties harmless in accordance with
Section 2.4 hereof from and against every, any and all demands, claims and assertions of liability, or action relating to Tenant's failure to comply with the obligations set forth in this Section 3.10(b). Landlord agrees that it shall not (except as may be required by any governmental agency or in connection with any condemnation proceeding) enter into any easement without the prior written consent of Tenant, which consent shall not be unreasonably withheld or delayed.

     3.11 RIGHT OF FIRST OFFER. (a) Subject to the provisions of Section 3.11(b) hereof and provided no Event of Default shall have occurred and be continuing hereunder, if the Landlord intends to offer to sell or transfer Landlord's interest in the Property during the Term and as long as Dictaphone Corporation is the tenant under this Lease, then Landlord shall notify Tenant of the provisions of Landlord's proposed offer to sell the Property and the offer price thereof (the "Offer Price"). Tenant shall be entitled, within thirty (30) days after receipt of the Landlord's notice (time being of the essence as of such date), to elect by written notice to the Landlord ("TENANT'S NOTICE") to purchase the Property for the Offer Price and upon the other provisions stated in the Landlord's notice, except that title shall close thirty (30) days after delivery of Tenant's Notice (time being of the essence as of such date). Should the Tenant fail to exercise this right within the time and manner required above, or waives such right in writing, Landlord shall be free to enter into an agreement of sale relating to the sale of the Property by Landlord for a stated purchase price (subject to adjustments) in an amount equal to or greater than 90% of the Offer Price and on such other terms and conditions as Landlord shall elect and to consummate the sale of the Property in accordance with the terms and conditions of such agreement of sale without reoffering to sell the Property to Tenant. In the event that following the giving of a

Landlord's notice as provided above, Landlord shall elect to enter into an agreement of sale relating to the Property for a stated purchase price (subject to adjustments) which is less than 90% of the Offer Price, Landlord shall first deliver a notice to Tenant of the revised Offer Price and Tenant shall have a period of three (3) Business Days following receipt of such notice (time being of the essence as of such date) to elect to accept Landlord's revised Offer Price by delivery of written notice thereof to Landlord. In the event that Tenant shall fail to accept Landlord's revised Offer Price within said three (3) Business Day period, Tenant shall be deemed to have rejected such revised Offer Price and Landlord shall be free to sell the Property for an Offer Price which is equal to or greater than 90% of such revised Offer Price as provided above. If Tenant elects to accept such revised offer, Tenant shall be required to the purchase the Premises within thirty (30) days following Tenant's notice to Landlord accepting such revised offer (time being of the essence as of such date) in accordance with the terms and conditions of this Lease. Tenant agrees that such sale or transfer shall be subject to the provisions of this Lease, excluding however, the right of first offer granted hereunder which shall thereupon be deemed null and void and of no further force and effect.

         (b) Notwithstanding the provisions of Section 3.11(a) hereof: (i) the right of first offer granted to Tenant shall not apply to any transfer of Landlord's interest in the Property pursuant to or in connection with a foreclosure of the Indenture or any transfer of the Property by Landlord to Lender or its designee in lieu thereof, (ii) in the event of any transfer of the Property pursuant to or in connection with a foreclosure of the Indenture or any transfer of the Property to a Lender or its designee in lieu thereof, the provisions of Section 3.11(a) shall be automatically deemed null and void and of no further force and effect, and (iii) any transfer of the Property upon an exercise of the right of first offer granted to Tenant shall be subject to Landlord's obtaining the consent of the Lender and shall be further subject to any conditions and/or prohibitions contained in the Indenture applicable to a transfer by Landlord of its interest in the Property, including, without limitation, the conditions set forth in Section 2.16(a)(i) through (x) of the Indenture. In addition, in the event that Tenant shall exercise the right of first offer granted to Tenant pursuant to Section 3.11(a) hereof, Tenant shall be required to (i) form a single purpose, bankruptcy remote entity satisfactory to the Lender, in Lender's sole discretion, to acquire the Property and (ii) otherwise comply with the terms and conditions of the Indenture in connection with the acquisition of the Property. In addition, no such transfer shall be permitted if such transfer could result in a merging of the fee and leasehold estates.

                                   ARTICLE 4.

     4.1 ASSIGNMENT AND SUBLETTING.

         (a) Without the prior written consent of Landlord, (A) neither this Lease, nor any interest of Tenant in this Lease or in the Premises, shall be sold, assigned, or otherwise transferred, directly or indirectly, whether by operation of law or otherwise, and (B) the issued or outstanding capital stock of Tenant shall not be sold, assigned or transferred, nor shall additional stock in Tenant be issued if the issuance of additional stock or sale, assignment or transfer of the issued or outstanding capital stock of Tenant would constitute a Change In Control Event (as hereinafter defined); provided, however, that a Change In Control Event shall be permitted provided that prior to, and as a condition of, any such Change In Control Event, Tenant shall have provided evidence satisfactory to Landlord and Lender in all respects that, (i) no Event of Default then exits under this Lease, (ii) the net worth and credit standing of Tenant on the day after the Change In Control Event shall be equal to or greater than the net worth and credit standing of Tenant on the day prior to such Change In Control Event unless Tenant shall have provided a Credit Enhancement Facility (as hereinafter defined) satisfactory to Landlord and Lender in their sole discretion with respect to such Change In Control Event, (iii) confirmation from the Rating Agencies involved in any secondary market transaction relating to the Indenture that any such transaction (and the Credit Enhancement Facility relating to such transaction, if any) will not result in a qualification, withdrawal or downgrade of either the credit rating of Tenant or of the then current rating of any securities issued in connection with a secondary market transaction by any such Rating Agencies, (iv) confirmation by the Guarantor of its guaranty, if any, (v) Tenant shall have delivered such estoppels, certificates and/or opinions of counsel as may be required by Landlord, Lender or such Rating Agencies in connection with such transaction, including, but not limited to, A REMIC Opinion (as hereinafter defined), and (vi) Lender and Landlord shall be given, as a prerequisite to such Change In Control Event a written certification from the chief financial officer of Tenant that the provisions of this Section have been satisfied (collectively, the "CHANGE IN CONTROL CONDITIONS"). For purposes of this Lease, the term (A) "Change In Control Event" shall mean the sale, assignment or transfer of the issued or outstanding stock of Tenant, or any entity or person owning a controlling interest in Tenant or the issuance of additional stock of Tenant, in any such case, which would result in a change in the possession of the direct or indirect power to direct, or cause the direction of, the management and policies of Tenant, whether through the ownership of voting securities, or partnership interest, or otherwise excluding, however, the sale of shares, which sale is effected through an initial public offering, the "over-the-counter market" or through any recognized stock exchange, and (B) "CREDIT ENHANCEMENT FACILITY" shall mean any one or more of the following: (i) the delivery by Tenant of a guaranty of the obligations of Tenant under this Lease, in form and substance satisfactory to Landlord and Lender in all respects, from a Guarantor having a rating which is Investment Grade or better by S&P and Moody's together with with an opinion of counsel, in form and substance satisfactory to Landlord and Lender, regarding the legality, validity and enforceability of such guaranty,
(ii) the delivery by Tenant of a clean, unconditional, transferable, irrevocable standby letter of credit (the "STANDBY LETTER OF CREDIT") as security for the full and faithful performance by Tenant of each of its obligations under this Lease, including, without limitation, the payment of all Basic Rent and Additional Rent as and when due and payable by Tenant hereunder, which Standby Letter of Credit shall be (a) in form and substance satisfactory to Landlord and Lender (as long as the Indenture is outstanding), (b) held by, and shall be subject to draw by, Landlord or solely by Lender (as long as the Indenture shall remain outstanding), (c) payable at sight upon the failure of Tenant to pay and Basic Rent or Additional Rent as and when due and payable hereunder or upon the occurrence of any other Event of Default by Tenant under this Lease, (d) issued by a bank satisfactory to Landlord and Lender which is a member of the New York Clearinghouse Association and which has its principal place of business in the City of New York, (e) in an amount equal to the aggregate payments of Basic Rent and Additional Rent (as estimated by Landlord and approved by Lender) due and payable from the date of the consummation of the Merger and Sale Event (as hereinafter defined) or Change In Control Event, as the case may be, through the expiration of the then current term of this Lease (which amount shall be subject to increase from time to time upon demand of Landlord or Lender in the event that the amount of the Standby Letter of Credit is estimated to be less than the amount required to fully satisfy the obligations of Tenant under this Lease through and including the expiration of the then current term of this Lease; in which case Tenant shall be required to amend the Standby Letter of Credit to increase the amount thereof or to deliver a substitute Standby Letter of Credit in such increased amount and which otherwise satisfies the requirements set forth above), or (iii) or such other security which is satisfactory to Landlord, Lender and any Rating Agencies involved in any secondary market transaction relating to the Indenture, and (C) "REMIC Opinion" shall mean an opinion of counsel satisfactory to Lender and the Rating Agencies stating that any securitization vehicle formed in connection with a securitization which includes the loan secured by the Indenture which has elected to be treated as a "real estate mortgage investment conduit" within the meaning of Section 860(D) of the Internal Revenue Code, as amended "REMIC" , will not fail to maintain such REMIC status as a result of a Change In Control Event, assignment or Merger and Sale Event, as the case may be, and that such Change In Control Event, assignment or Merger and Sale Event, as the case may be, does not constitute a "significant modification" of the loan secured by the Indenture under Section 1001 of the Internal Revenue Code, as amended, or otherwise cause a tax to be imposed on a "prohibited transaction" by any securitization vehicle electing to be treated as a REMIC. Except as required by law or court order or in connection with any enforcement by Landlord of its rights and remedies under this Lease, for a period which is the earlier of (x) twelve months following receipt thereof by Landlord, or (y) until such information shall be disclosed to the public (other than by reason of a disclosure thereof by Landlord in violation of this Lease), Landlord shall not disclose the content of any information provided by Tenant to Landlord in connection with any Change In Control Event to any party other than (i) Landlord's beneficiaries (or the beneficial owners of any beneficiaries of Landlord) or their respective accountants, consultants or counsel, and (ii) Lender and the Rating Agencies or their respective accountants, consultants or counsel. Tenant shall be responsible for all costs and expenses of Landlord, Lender and/or the Rating Agencies (including reasonable attorneys' fees and expenses) in connection with the transactions contemplated by this Section.

         (b) So long as no Event of Default shall have occurred and be continuing, Tenant may sublet the Premises (including, but not limited to, subleases to affiliates of Tenant) and in connection therewith cause such sublessee to perform Tenant's obligations hereunder; provided, however, (i) each such sublease shall expressly be made subject to the provisions hereof, (ii) the term of any subletting shall not extend beyond the Term of this Lease, (iii) no sublease shall affect or reduce any obligation of the Tenant or right of the Landlord hereunder, and (iv) all obligations of the Tenant hereunder shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety, as though no subletting had been made. Neither this Lease nor the term hereby demised shall be mortgaged or pledged by Tenant, nor shall Tenant mortgage or pledge its interest in any sublease of any portion of the Premises or the rentals payable thereunder. Any such mortgage or pledge, any sublease made otherwise than as expressly permitted by this Section 4.1, and any assignment of Tenant's interest hereunder shall be void. Tenant shall, within 10 days after the execution of any sublease, deliver a conformed copy thereof to Landlord.

         (c) So long as no Event of Default shall have occurred and be continuing, Tenant may, notwithstanding the provisions of Section 4.1(a), assign this Lease to any Person or entity provided that any such assignment is not a Change In Control Event and provided, further, however, that (i) each such assignment shall expressly be made subject to the provisions hereof, (ii) such assignment shall be accomplished pursuant to a written assignment reasonably approved by Landlord, (iii) the Guarantor, if any, shall specifically approve such assignment and shall confirm in writing its continuing obligations under its guaranty, (iv) Tenant and each Guarantor shall deliver such estoppels, certificates, opinions of counsel including a REMIC Opinion and an opinion concerning the continuing enforceability of this Lease and each guaranty of the Guarantors and any other document assigned thereby, and other instruments as may be reasonably required by Landlord or Lender or as are required by any of the Rating Agencies, and Lender shall have received evidence in writing from the Rating Agencies that such assignment shall not result in a withdrawal, qualification or downgrade of the respective ratings for any securities issued in connection with any securitization or other secondary market transaction in which the indebtedness secured by the Indenture is included, (v) the assignee shall specifically assume all obligations of Tenant under this Lease and under any other agreement of Tenant related hereto or thereto, (vi) the assignee must be a solvent entity, and (vii) the assignee must either be an entity formed in the United States or must specifically consent to jurisdiction in all applicable states of the United States, and must provide an opinion in form reasonably acceptable to Landlord and to Lender and acceptable to the Rating Agencies that such consent to jurisdiction is enforceable and valid. A certified copy of the executed assignment approved by Landlord shall be provided to Landlord within ten (10) days after the execution thereof. In no event shall any assignment, transfer of sublease or license relieve Tenant of any liability or obligation under this Lease, which shall be and remain that of a primary obligor and not a guarantor or surety provided, however, Tenant shall be released of its liabilities and obligations under this Lease in connection with an assignment in the event the conditions set forth in this Section 4.1(c) have been satisfied to Landlord's and Lender's reasonable satisfaction, and, as a condition of, any such assignment, Tenant shall have provided evidence satisfactory to Landlord and Lender in all respects that the assignee (i) is organized in the United States, (ii) has a net worth and credit standing equal to or greater than the net worth and credit standing of Tenant on the day prior to such assignment or transfer, and (iii) has a credit rating, as confirmed by the Rating Agencies, equal to or greater than the credit rating of Tenant on the day prior to such assignment.

         (d) Without implying any authority of Tenant to assign this Lease, if this Lease is assigned pursuant to the provisions hereof, or if the Premises or any part thereof is sublet or occupied by any person or entity other than Tenant, Landlord may, after an Event of Default has occurred and is continuing, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Basic Rent and Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of the terms, covenants, and conditions on the part of Tenant to be observed or performed hereunder, and, subsequent to any assignment or subletting, Tenant's liability hereunder shall continue notwithstanding any subsequent modification or amendment hereof or the release of any subsequent tenant hereunder from any liability, to all of which Tenant hereby consents in advance.


                                   ARTICLE 5.

     5.1 CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS.

         (a) Any of the following occurrences or acts shall constitute an "EVENT OF DEFAULT" under this Lease:

             (i) if Tenant shall (1) fail to pay any Basic Rent on or before three (3) Business Days following the due date thereof, (2) fail to pay
Additional Rent or other sum as and when required to be paid by Tenant hereunder, or (3) fail to observe or perform any other provision hereof and such failure shall continue for thirty (30) days after written notice to Tenant of such failure (provided, that in the case of any such failure which is capable of being cured but cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period, if Tenant shall commence promptly to cure the same and thereafter prosecute the curing thereof with diligence, the time within which such failure may be cured shall be extended for such period as is necessary to complete the curing thereof with diligence, but in no event to exceed one hundred fifty (150) days from the date of such failure); or

             (ii) if any representation or warranty of Tenant or Guarantor set forth herein or in any notice, certificate, demand, request or other document or instrument delivered to Landlord in connection with this Lease shall prove to be incorrect in any material respect as of the time when the same shall have been made; or

             (iii) if Tenant or any guarantor of Tenant's obligations under this Lease (any such guarantor is referred to herein as a "GUARANTOR") shall file a petition in bankruptcy or for reorganization or for an arrangement, administration, liquidation or receivership pursuant to any federal or state law (or any other law governing a Guarantor), or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of Tenant or a Guarantor as a bankrupt or its reorganization pursuant to any federal or state bankruptcy, liquidation, voluntary administration, administration, receivership, moratorium or trust law or any similar federal or state law shall be filed in any court and Tenant or such Guarantor shall consent to or acquiesce in the filing thereof or such petition or answer shall not be discharged or denied within ninety (90) days after the filing thereof; or

             (iv) if a receiver, trustee, administrator or liquidator of Tenant or any Guarantor or of all or substantially all of the assets of Tenant or such Guarantor or of the Premises or Tenant's estate therein shall be appointed in any proceeding brought by Tenant or a Guarantor, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Tenant or a Guarantor and shall not be discharged within ninety (90) days after such appointment, or if Tenant or a Guarantor shall consent to or acquiesce in such appointment; or

             (v) if the Premises shall have been left unoccupied and unattended for a period of thirty (30) days (other than for renovation or reconstruction; or

             (vi) if Tenant or a Guarantor shall dissolve or otherwise fail to maintain its legal existence; or

             (vii) if Tenant shall default under Sections 2.2(c), 4.1(a), 4.1(b) or 10.3 of this Lease; or

             (viii) if any Guarantor shall default under the provisions of its guaranty; or

             (ix) if Tenant shall fail to maintain any insurance required to be maintained by Tenant in accordance with the terms and conditions of Section 3.7 hereof.

         (b) If an  Event of  Default  shall  have  occurred  and be  continuing
Landlord shall be entitled to all remedies available at law or in equity. Without limiting the foregoing, Landlord shall have the right to give Tenant notice of Landlord's termination of the term of this Lease. Upon the giving of such notice, the term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided.

         (c) If an Event of Default shall have happened and be continuing, Landlord shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to Section 5.1(b), to re-enter and repossess the Premises and the right to remove all persons and property therefrom by summary proceedings, ejectment, any other legal action or in any lawful manner Landlord determines to be necessary or desirable, so long as Landlord is proceeding in accordance with applicable law and, if required under applicable law, under authority of a court of proper jurisdiction. Landlord shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry, repossession or removal shall be construed as an election by Landlord to terminate this Lease unless a notice of such termination is given to Tenant pursuant to Section 5.1(b).

         (d) At any time or from time to time after a re-entry, repossession or removal pursuant to Section 5.1(c), whether or not the term of this Lease shall have been terminated pursuant to Section 5.1(b), Landlord may (but shall be under no obligation to) relet the Premises or any portion thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms and on such conditions and for such uses as Landlord, in its absolute discretion, may determine. Landlord may collect any rents payable by reason of such reletting. Landlord shall not be liable for any failure to relet the Premises or any portion thereof or for any failure to collect any rent due upon any such reletting.

         (e) No expiration or earlier termination of the term of this Lease pursuant to Section 5.1(b), by operation of law or otherwise, and no re-entry, repossession or removal pursuant to Section 5.1(c) or otherwise, and no reletting of the Premises or any portion thereof pursuant to Section 5.1(d) or otherwise, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, re-entry, repossession, removal or reletting.

         (f) In the event of the expiration or earlier termination of the term of this Lease or re-entry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of an Event of Default, Tenant shall pay to Landlord all Basic Rent, Additional Rent and other sums required to be paid by Tenant, in each case together with interest thereon at the Rate from the due date thereof to and including the date of such expiration, termination, re-entry, repossession or removal; and thereafter, Tenant shall, until the end of what would have been the term of this Lease in the absence of such expiration, termination, re-entry, repossession or removal and whether or not the Premises or any portion thereof shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages: (i) all Basic Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of any such expiration, termination, re-entry, repossession or removal, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 5.1(d), after deducting from such proceeds all expenses of Landlord in connection with such reletting (including, without limitation, all repossession costs, brokerage commissions, reasonable attorneys' fees and expenses (including fees and expenses of appellate proceedings), employees' expenses, alteration costs and expenses of preparation for such reletting). Tenant shall pay such liquidated and agreed current damages on the dates on which Basic Rent would be payable under this Lease in the absence of such expiration, termination, re-entry, repossession or removal, and Landlord shall be entitled to recover the same from Tenant on each such date.

         (g) At any time after any such expiration or earlier termination of the term of this Lease or re-entry or repossession of the Premises or removal of persons or property thereon by reason of the occurrence of an Event of Default, whether or not Landlord shall have previously collected any liquidated and agreed current damages pursuant to Section 5.1(f), Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant's default and in lieu of all liquidated and agreed current damages beyond the date of such demand as outlined in Section 5.1(f) above (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to, at the election of Landlord in its sole discretion, (A) the excess, if any, of (a) the aggregate of all Basic Rent, Additional Rent and other sums which would be payable under this Lease, in each case from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under Section 5.1(f) to pay liquidated and agreed current damages) for what would be the then-unexpired term of the then-current term of this Lease in the absence of such expiration, termination, re-entry, repossession or removal, discounted at a rate equal to the then yield on U.S. Treasury obligations of comparable maturity to the Term (the "TREASURY RATE") over (b) the then fair rental value of the Premises, for what would be such then unexpired term of this Lease, discounted at the Treasury Rate for the same period (such excess being hereinafter referred to as "LIQUIDATED DAMAGES") or
(B) an amount equal to the aggregate Stipulated Loss Value applicable to the Premises as specified on Schedule E annexed hereto and made a part hereof as of the immediately preceding Payment Date plus an amount equal to the Make-Whole Premium, and any other sums then due and payable as of the date of such demand under this Lease. For the purposes of determining value pursuant to this Section 5.1(g)(A), the following shall apply: (a) determinations of fair rental value shall be made by an MAI appraiser (engaged by Landlord) who is a member of the American Institute of Appraisers, with copies of such determinations and supporting analysis to be provided to Tenant; and (b) all determinations of Liquidated Damages shall be binding on Tenant in the absence of manifest error. If any law shall limit the amount of liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such law.

     5.2 BANKRUPTCY OR INSOLVENCY.

         (a) In the event that Tenant shall become a debtor in a case filed under Chapter 7 of the Bankruptcy Code and Tenant's trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if the provisions of Sections 5.2(b) and 5.2(d) are satisfied as if the election to assume were made in a case filed under Chapter 11 of the Bankruptcy Code. If Tenant or Tenant's trustee shall fail to elect to assume this Lease within 60 days after the filing of such petition or such additional time as provided by the court within such 60-day period, this Lease shall be deemed to have been rejected. Immediately thereupon Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee and this Lease upon the election of Landlord shall terminate, but Landlord's right to be compensated for damages (including, without limitation, liquidated damages pursuant to any provision hereof) or the exercise of any other remedies in any such proceeding shall survive, whether or not this Lease shall be terminated.

         (b) (i) In the event that Tenant shall become a debtor in a case filed under Chapter 11 of the Bankruptcy Code, or in a case filed under Chapter 7 of the Bankruptcy Code which is transferred to Chapter 11, Tenant's trustee or Tenant, as debtor-in-possession, must elect to assume this Lease within 120 days from the date of the filing of the petition under Chapter 11 or the transfer thereto or Tenant's trustee or the debtor-in-possession shall be deemed to have rejected this Lease. In the event that Tenant, Tenant's trustee or the debtor-in-possession has failed to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or Chapter 11, shall be permitted or effective unless each of the following conditions has been satisfied:

                  (1) Tenant's trustee or the debtor-in-possession has cured all Events of Default under this Lease, or has provided Landlord with Assurance (as hereinafter defined) that it will cure all Events of Default susceptible of being cured by the payment of money within 10 days from the date of such assumption and that it will cure all other Events of Default under this Lease which are susceptible of being cured by the performance of any act promptly after the date of such assumption.

                  (2) Tenant's trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with Assurance that within 10 days from the date of such assumption it will compensate Landlord, for any actual pecuniary loss incurred by Landlord arising from the default of Tenant, Tenant's trustee, or the debtor-in-possession as indicated in any statement of actual pecuniary loss sent by Landlord to Tenant's trustee or the debtor-in-possession.

                  (3) Tenant's trustee or the debtor-in-possession has provided Landlord with Assurance of the future performance of each of the obligations of Tenant, Tenant's trustee or the debtor-in-possession under this Lease, and, if Tenant's trustee or the debtor-in-possession has provided such Assurance, Tenant's trustee or the debtor-in-possession shall also (i) deposit with Landlord, as security for the timely payment of rent hereunder, an amount equal to one (1) advance installment (in addition to the installment then due as a result Basic Rent being payable in advance pursuant to subitem (ii) below) of Basic Rent (at the rate then payable) which shall be applied to installments of Basic Rent in the inverse order in which such installments shall become due provided all the terms and provisions of this Lease shall have been complied with, (ii) agree that from and after such date all Basic Rent shall be due and payable in advance (rather than in arrears) on each Payment Date, and (iii) pay in advance to Landlord on the date each installment of Basic Rent is payable a pro rata share of Tenant's annual obligations for Additional Rent and other sums pursuant to this Lease, such that Landlord shall hold funds sufficient to satisfy all such obligations as they become due. The obligations imposed upon Tenant's trustee or the debtor-in-possession by this Section shall continue with respect to Tenant or any assignee of this Lease after the completion of bankruptcy proceedings.

                  (4) The assumption of this Lease will not breach or cause a default under any provision of any other lease, mortgage, financing arrangement or other agreement by which Landlord is bound.

             (ii) For purposes of this Section 5.2, Landlord and Tenant acknowledge that "ASSURANCE" shall mean no less than: Tenant's trustee or the debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease, and (x) there shall have been deposited with Landlord, or the Bankruptcy Court shall have entered an order segregating, sufficient cash payable to Landlord, and/or (y) Tenant's trustee or the debtor-in-possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, Tenant's trustee or the debtor-in-possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of Tenant, Tenant's trustee or the debtor-in-possession to cure the Events of Default under this Lease, monetary and/or non-monetary, within the time periods set forth above.

         (c) In the event that this Lease is assumed in accordance with Section 5.2(b) and thereafter Tenant is liquidated or files or has filed against it a subsequent petition under Chapter 7 or Chapter 11 of the Bankruptcy Code, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant notice of its election to so terminate within 30 days after the occurrence of any such event.

         (d) If Tenant's trustee or the debtor-in-possession has assumed this Lease pursuant to the terms and provisions of Sections 5.2(a) or 5.2(b) for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee (the "ASSIGNEE") has provided adequate assurance of future performance (as hereinafter defined) of all of the terms, covenants and conditions of this Lease to be performed by Tenant. Landlord shall be entitled to receive all cash proceeds of such assignment. As used herein "adequate assurance of future performance" shall mean no less than that each of the following conditions has been satisfied:

             (i) the Assignee has furnished Landlord with either (1) (x) a copy of a credit rating of Assignee which Landlord reasonably determines to be sufficient to assure the future performance by Assignee of Tenant's obligations under this Lease and (y) a current financial statement of Assignee audited by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by Assignee of Tenant's obligations under this Lease, or (ii) a guarantee or guarantees, in form and substance satisfactory to Landlord, from one or more persons with a credit rating and net worth equal to or exceeding the credit rating and net worth of Tenant as of the date hereof.

             (ii) Landlord has obtained all consents or waivers from others required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

             (iii) The proposed assignment will not release or impair any guaranty of the obligations of Tenant (including the Assignee) under this Lease.

         (e) When, pursuant to the Bankruptcy Code, Tenant's trustee or the debtor-in-possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Basic Rent, Additional Rent and other sums payable by Tenant under this Lease.

         (f) Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, by operation of law or otherwise under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord shall have consented to such transfer. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

         (g) In the event of an assignment of Tenant's interests pursuant to this Section 5.2, the right of Assignee to extend the term of this Lease for an Extended Term beyond the then term of this Lease shall be extinguished.

     5.3 ADDITIONAL RIGHTS OF LANDLORD.

         (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by Landlord of any Basic Rent, Additional Rent or other sums payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless made in writing duly executed by Landlord. Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to Landlord by law or equity.

         (b) Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have to redeem any portion of the Premises or to have a continuance of this Lease after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any law which exempts property from liability for debt or for distress for rent.

         (c) If Tenant shall be in default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under any of the provisions of this Lease, then, without thereby waiving such default, Landlord may, but shall be under no obligation to, take all action, including, without limitation, entry upon the Premises to perform the obligation of Tenant hereunder immediately and without notice in the case of an emergency and upon 15 days' written notice to Tenant in other cases. All expenses incurred by Landlord in connection therewith, including attorneys' fees and expenses (including those incurred in connection with any appellate proceedings), together with interest thereon at the Rate from the date any such expenses were incurred by Landlord until the date of payment by Tenant, shall constitute Additional Rent and shall be paid by Tenant to Landlord upon demand. Landlord shall deliver written notice to Tenant of any work done on an emergency basis promptly after having completed such work.

         (d) If Tenant shall be in default in the performance of any of its obligations hereunder, Tenant shall pay to Landlord or Lender, as appropriate, on demand, all expenses incurred by Landlord or Lender as a result thereof, including reasonable attorneys' fees and expenses (including those incurred in connection with any appellate proceedings). If Landlord or Lender shall be made a party to any litigation commenced against Tenant and Tenant shall fail to provide Landlord or Lender with counsel reasonably approved by Landlord or Lender, as appropriate, and pay the expenses thereof, Tenant shall pay all costs and reasonable attorneys' fees and expenses in connection with such litigation (including fees and expenses incurred in connection with any appellate proceedings).


                                   ARTICLE 6.

     6.1 NOTICES AND OTHER INSTRUMENTS. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (i) certified or registered United States mail, postage prepaid, return receipt requested, or
(ii) expedited prepaid delivery service, either overnight delivery service of a nationally recognized courier, commercial or United States Postal Service, with proof of attempted delivery, addressed as follows:

         If to Landlord:    Stratford CT Business Trust
                            1100 North Market Street
                            Rodney Square North
                            Wilmington, Delaware 19890
                            Attention:  Corporate Trust Administration

         With copy to:      U.S. Realty Advisors, LLC
                            1370 Avenue of the Americas, 29th Floor
                            New York, New York 10019
                            Attention: David M. Ledy

         With copy to:      Proskauer Rose LLP
                            1585 Broadway
                            New York, New York 10036
                            Attention: Kenneth S. Hilton, Esq.

         With copy to:      Nomura Asset Capital Corporation
                            Two World Financial Center
                            Building B
                            New York, New York 10281
                            Attention: Barry Funt, Esq.

         With a copy to:    Nomura Asset Capital Corporation
                            c/o Nomura Asset Capital Services LLC
                            600 East Los Colinas Boulevard
                            Suite 300
                            Irving, Texas  75039
                            Attention: Legal Department

         With copy to:      Day, Berry & Howard
                            City Place 1
                            Hartford, Connecticut 06103
                            Attention: Rodney J. Dillman, Esq.

         If to Tenant:      Dictaphone Corporation
                            3191 Broadbridge Avenue
                            Stratford, Connecticut 06497
                            Attention: Mr. Joseph D. Skrzypczak

         With copy to:      Dictaphone Corporation
                            3191 Broadbridge Avenue
                            Stratford, Connecticut 06497
                            Attention: Mr. Michael J. Prandi

         With copy to:      Kelley, Drye & Warren LLP
                            281 Tresser Boulevard
                            Two Stamford Plaza
                            Stamford, Connecticut 06901
                            Attention: Steven M. Torkelsen, Esq.

Such address may be changed by any party in a written notice to the other parties hereto in the manner provided for in this Section. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

     6.2 ESTOPPEL CERTIFICATES, FINANCIAL INFORMATION.

         (a) Tenant shall at any time and from time to time during the term of this Lease, upon not less than ten (10) days after prior written request by Landlord, execute, acknowledge and deliver to Landlord or to any prospective purchaser, assignee or mortgagee or third party designated by Landlord, a certificate stating: (i) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (ii) the date to which Basic Rent has been paid; (iii) whether there is any existing default by the Tenant in the payment of Basic Rent, whether there is an existing default by the Tenant in the payment of any Additional Rent beyond any applicable grace period, and whether there is any other existing default or Event of Default by either party hereto, and, if there is any such default, specifying the nature and extent thereof and the action taken to cure such default; (iv) whether there are any actions or proceedings pending against the Premises before any governmental authority to condemn the Premises or any portion thereof or any interest therein and whether, to the knowledge of Tenant, any such actions or proceedings have been threatened; (v) whether there exists any material unrepaired damage to the Premises from fire or other casualty; (vi) whether, to the knowledge of Tenant, there is any existing default by Landlord under this Lease; and (vii) other items that may be reasonably requested. Any such certificate may be relied upon by any actual or prospective mortgagee or purchaser of the Premises.

         (b) Tenant will deliver to Landlord and to any Lender copies of all financial statements, reports, notices and proxy statements sent by Tenant to its stockholders or to the Securities and Exchange Commission; provided, however, that if such statements and reports do not include the following information, Tenant will deliver to Landlord the following:

             (i) Within 120 days after the end of each fiscal year of Tenant, a balance sheet of Tenant and its consolidated subsidiaries as at the end of such year and a statement of profits and losses of Tenant and its consolidated subsidiaries for such year setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope and audited by independent certified public accountants of recognized national standing selected by Tenant; and within 60 days after the end of each fiscal quarter of Tenant a balance sheet of Tenant and its consolidated subsidiaries as at the end of such quarter and statements of profits and losses of Tenant and its consolidated subsidiaries for such quarter setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified by the chief financial officer of Tenant, the foregoing financial statements all being prepared in accordance with generally accepted accounting principles, consistently applied; and

             (ii) With reasonable promptness, such additional information (including copies of public reports filed by Tenant) regarding the business affairs and financial condition of Tenant as Landlord or any such Lender may reasonably request.

         (c) Upon request of any Lender or of Tenant, and upon concurrent compliance with the provisions of 6.2(d) below, Tenant shall enter into an agreement with such Lender pursuant to which Tenant and Lender shall agree:

             (i) that in the event that any such Lender, or any purchaser at a foreclosure sale, shall acquire title to the Premises, Tenant shall attorn to such Lender or such purchaser, as the case may be, as its new Landlord and this Lease shall continue as a direct lease between Tenant and such Lender or purchaser, as the case may be, with respect to the Premises upon the terms and conditions set forth herein except that such Lender or purchaser, as the case may be, shall not be liable to Tenant for any actions or omissions of Landlord prior to the date such Lender or purchaser, as the case may be, acquired title to the Premises;

             (ii) Tenant shall not enter into any agreement with Landlord for the termination of this Lease unless Tenant receives the written consent of the Lender to such termination;

             (iii) no rejection by Landlord of any Rejectable Offer pursuant to this Lease shall be effective unless Tenant receives the written consent of the Lender to such rejection;

             (iv) no consent to the release of Tenant from liability under this Lease upon assignment of this Lease or sublease of the Premises shall be effective unless Tenant shall receive the written consent of such Lender; and

             (v) no subordination, amendment or modification of this Lease shall be effective unless Tenant receives the written consent of the Lender thereto and, if requested by Lender, written evidence in writing from the Rating Agencies that any such action shall not result in a withdrawal, qualification or downgrade of the current ratings for any securities issued in connection with any securitization or other secondary market transaction in which the indebtedness secured by the Indenture is included.

         (d) Upon receipt of a request from a Lender for the agreement described in Section 6.2(c) above, Tenant's obligations under Section 6.2(c) above shall be conditioned upon such Lender entering into a non-disturbance and attornment agreement which shall provide that unless an Event of Default then exists under this Lease, Lender shall not join Tenant as a defendant in any action to foreclose upon the interest of Landlord in the Premises and, upon the Lender's foreclosure of Landlord's interest in the Premises by judicial proceedings or otherwise, such Lender shall not be entitled to, nor shall it seek to terminate this Lease or Tenant's interest in the Premises, PROVIDED, THAT, Tenant, from and after the date of such succession, attorns to such Lender, pays to such Lender all items of Basic Rent, Additional Rent and other items accruing from and after such date and otherwise remains in compliance with all other terms and provisions of this Lease. Tenant hereby acknowledges that the Assignment of Master Lease Consent Agreement of even date herewith, among Tenant, Landlord and Lender constitutes such an agreement. In the event that Tenant shall execute a separate document for the benefit of a Lender relating to subordination, attornment or non-disturbance, such document shall control to the extent that it conflicts with the provisions of this Section 6.2(d).

         (e) Provided that a Lender shall execute and deliver to Tenant an agreement to the effect that, if there shall be a foreclosure of its Indenture, such Lender will not make Tenant a party defendant to such foreclosure, evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such Lender on the same terms and conditions as are contained in this Lease, subject to the provisions hereinafter set forth, provided no Event of Default shall have occurred and be continuing hereunder (any such agreement, or any agreement of similar import, from a Lender being hereinafter referred to as a "Nondisturbance Agreement"), this Lease and the leasehold estate of Tenant hereunder shall be subject and subordinate to such Indenture. This clause shall be self-operative and no further instrument of subordination shall be required from Tenant to make the interest of any Lender superior to the interest of Tenant hereunder. Tenant, however, at Tenant's sole cost and expense, shall execute and deliver promptly the Nondistur-bance Agreement in form and substance reasonably satisfactory to such Lender and Tenant in confirmation of such subordination. Any Nondisturbance Agreement may be made on the condition that neither the Lender nor anyone claiming by, through or under such Lender, including a purchaser at a foreclosure sale, shall be: (i) liable for any act or omission of any prior lessor hereunder (including, without limitation, the then defaulting lessor), (ii) subject to any defense or offsets which Tenant may have against any prior lessor, (iii) bound by any payment of Basic Rent which Tenant may have made to any prior lessor (including, without limitation, the then defaulting lessor) more than thirty (30) days in advance of the date upon which such payment was due, (iv) bound to any obligation of Landlord to make any payment to Tenant pursuant to this Lease, or (v) bound by any amendment or modification of this Lease made after such party became a Lender which is made without its consent. Tenant shall promptly (within seven
(7) days after notice) so accept, execute and deliver any Nondisturbance Agreement proposed by any such Lender which substantially conforms to the provisions of this Section 6.2 (e) and is otherwise in form and content reasonably satisfactory to Tenant which contains such provisions typically required by institutional lenders in connection with mortgages for similar transactions. Any such Nondisturbance Agreement may also contain other terms and conditions as may otherwise be reasonably required by such Lender which do not increase Tenant's monetary obligations under this Lease, or adversely affect or diminish the rights or increase the other obligations of Tenant under this Lease.

                                   ARTICLE 7.

     7.1 ENVIRONMENTAL COVENANT AND WARRANTY.

         (a) Tenant represents and warrants to Landlord and Lender that, except as disclosed or set forth in the environmental report entitled "Phase I Environmental Site Assessment of Dictaphone Headquarters Building", prepared by EMG, and dated May 12, 1998:

             (i) the Premises complies with all present, and Tenant shall cause the Premises to comply with all future, federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, and judicial opinions or orders, pertaining to health, industrial hygiene, Hazardous Substances or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. ss.ss. 1251 et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; and the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801 et seq. (collectively, the "ENVIRONMENTAL LAWS");

             (ii) no notices, complaints or orders of violation or non-compliance with Environmental Laws have been received by Tenant and, to the best of Tenant's actual knowledge, no federal, state or local environmental investigation or proceeding is pending or threatened with regard to the Premises or any use thereof or any alleged violation of Environmental Laws with regard to the Premises;

             (iii) neither the Premises, nor any portion thereof, has been used by Tenant or, to the best of Tenant's knowledge, after due inquiry, by any prior owner for the generation, manufacture, storage, handling, transfer, treatment, recycling, transportation, processing, production, refinement or disposal (each, a "REGULATED ACTIVITY") of any material, waste or substance which is (1) included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in or pursuant to any Environmental Law, or subject to regulation under any Environmental Law; (2) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. ss. 172.101, as enacted as of the date hereof or as hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as enacted as of the date hereof or as hereafter amended; or (3) explosive, radioactive, friable asbestos, a polychlorinated biphenyl, petroleum or a petroleum product or waste oil (herein "HAZARDOUS SUBSTANCE");

             (iv) to Tenant's knowledge, no underground storage tanks or surface impoundments have been installed in the Premises in violation of applicable Environmental Laws and there exists no Hazardous Substance contamination in violation of applicable Environmental Laws to the Premises which originated on or off the Premises; and

             (v) to Tenant's knowledge and except as otherwise specifically set forth in the Phase I environmental report delivered to Landlord in connection with its acquisition of the Premises, the Premises is free of Hazardous Substances and friable asbestos, the removal of which is required or the maintenance of which is prohibited or penalized by any Environmental Law.

         (b) Tenant covenants that during the Term of this Lease it (i) shall comply, and cause the Premises to comply, with all Environmental Laws applicable to the Premises, (ii) shall not use and shall prohibit the use of the Premises for Regulated Activities or for the storage or handling of any Hazardous Substance (other than in connection with the operation and maintenance of the Premises and in commercially reasonable quantities as a consumer thereof and except as to such household or commercial products customarily maintained in similar establishments, subject to, in any event, compliance with Environmental
Laws), (iii) shall not install or permit the installation on the Premises of any underground storage tanks or surface impoundments and shall not knowingly permit there to exist any petroleum contamination in violation of applicable Environmental Laws to the Premises originating on or off the Premises (other than in connection with the use, operation and maintenance of the Premises and then only in compliance with applicable Environmental Laws and all other applicable laws, rules, orders, ordinances, regulations and requirements now or hereafter enacted or promulgated of every government and municipality having jurisdiction over the Premises and of any agency thereof) or asbestos-containing materials (it being understood that Tenant shall not be obligated to remove existing non-friable asbestos unless hereafter required pursuant to any Legal Requirement or unless such non-friable asbestos is hereafter disturbed by renovation, casualty or other event, in which event the non-friable asbestos shall be removed and provided, further, that any existing non-friable asbestos shall be maintained in accordance with prudent industry standards, including an appropriate operations and maintenance program), and
(iv) shall cause any alterations of the Premises to be done in a way so as to not expose the persons working on or visiting the Premises to Hazardous Substances and in connection with any such alterations shall remove any Hazardous Substances present upon the Premises which are not in compliance with Environmental Laws or which present a danger to persons working on or visiting the Premises.

         (c) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (collectively, the "REMEDIAL WORK") is required on the Premises pursuant to an order or directive of any Governmental Authority (as hereinafter defined) or under any applicable Environmental Law, or in Landlord's opinion, based upon recommendations of qualified environmental engineer reasonably acceptable to Landlord, after notice to Tenant, is reasonably necessary to prevent future liability under any applicable Environmental Law, because of or in connection with the current or future presence, suspected presence, release, or suspected release of a Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or emanating from the Premises or any portion thereof, Tenant shall (at Tenant's sole cost and expense), or shall cause such responsible third parties to, promptly commence and diligently prosecute to completion all such Remedial Work. In all events, such Remedial Work shall be commenced within thirty (30) days (or such shorter period as may be required under any applicable Environmental Law) after the earlier to occur of Tenant's actual knowledge that remediation is required under applicable Environmental Laws or any written demand reasonably made therefor by Landlord; however, Tenant shall not be required to commence such Remedial Work within the above-specified time periods if (x) prevented from doing so by any Governmental Authority, (y) commencing such Remedial Work within such time periods would result in Tenant or such Remedial Work violating any Environmental Law or (z) Tenant is contesting in good faith and by appropriate proceedings the applicability of the relevant Environmental Laws in accordance with Section 2.6 of this Lease; provided, however, that such contest shall not permit or materially increase the risk of the spread, release or suspected release of any Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or emanating from the Premises or any portion thereof during the pendency of such contest.
"GOVERNMENTAL AUTHORITY" shall mean any federal, state, regional or local government or political subdivision thereof and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         (d) All Remedial Work shall be performed by contractors, and under the supervision of a consulting engineer, each approved in advance by Landlord (which approval shall not be unreasonably withheld or delayed). All costs and expenses reasonably incurred in connection with such Remedial Work and
Landlord's or Lender's reasonable monitoring or review of such Remedial Work which Lender or Landlord may, but are not obligated to, do (including reasonable attorneys, fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender and Landlord) shall be paid by Tenant. If Tenant does not timely commence and diligently prosecute to completion the Remedial Work, then, Lender or Landlord may (but shall not be obligated to) cause such Remedial Work to be performed. Tenant agrees to bear and shall pay or reimburse Lender and Landlord on demand for all advances and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender or Landlord) reasonably relating to or incurred by Lender or Landlord in connection with monitoring, reviewing or performing any such Remedial Work.

         (e) Except with Lender's and Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed, Tenant shall not commence any Remedial Work or enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which might, in Landlord's reasonable judgment, impair the value of the Premises to a material degree. Landlord's and Lender's prior written consent shall not be required, however, if the presence or threatened presence of Hazardous
Substances on, under or about the Premises poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, or if Lender or Landlord, as applicable, fails to respond to any notification by Tenant hereunder within twenty (20) Business Days from the date of such notification. In such event, Tenant shall notify Lender and Landlord as soon as practicable of any action taken.

         (f) Upon reasonable prior notice, Landlord and Lender and their agents, representatives and employees shall have the right at all reasonable times and during normal business hours, except to the extent such access is limited by applicable law, to enter upon and inspect all or any portion of Premises; provided, however, that such inspections shall not unreasonably interfere with the operation thereof. Landlord or Lender, at their sole expense, except as provided in subparagraph (g) hereof, (i) may retain an environmental consultant to conduct and prepare reports of such inspections and (ii) Tenant shall be given a reasonable opportunity to review any and all reports, data and other documents or materials reviewed or prepared by the consultant, and to submit comments and suggested revisions or rebuttals to same. The inspection rights granted to Landlord and Lender in this Section shall be in addition to, and not in limitation of, any other inspection rights granted to Landlord or Lender in this Lease, and shall expressly include the right to conduct soil borings and other customary environmental tests, assessments and audits in compliance with applicable Legal Requirements; provided, however, that, except as set forth in clause (g) below, Lender or Landlord, as applicable, shall cause to be repaired any damage caused by such borings, tests, assessments or audits.

         (g) Tenant agrees to bear and shall pay or reimburse Lender or Landlord on demand for all expenses (including reasonable attorneys, fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender or Landlord) reasonably relating to or incurred by Lender or Landlord in connection with the inspections, tests and reports described in this Section 7.1 in the following situations:

               (i) If Lender or Landlord, as applicable,  has reasonable grounds to believe at the time any such inspection is ordered, that there exists an Environmental Violation or that a Hazardous Substance is present on, under or emanating from the Premises, or is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by this Lease;

               (ii) If any such inspection reveals an Environmental Violation or that a Hazardous Substance is present on, under or emanating to or from the Premises or is migrating from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by this Lease; or

               (iii) If an Event of Default exists at the time any such inspection is ordered.

         (h) To the extent that Tenant has actual knowledge thereof, Tenant shall promptly provide notice to Landlord and Lender of:

               (i) any proceeding or investigation commenced or threatened by any Governmental Authority with respect to the presence of any Hazardous Substance on, under or emanating from the Premises;

               (ii) any proceeding or investigation commenced or threatened by any Governmental Authority, against Tenant or Landlord, with respect to the presence, suspected presence, release or threatened release of Hazardous Substances from any property not owned by Landlord, including, but not limited to, proceedings under the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq.;

               (iii) all claims made or any lawsuit or other legal action or proceeding brought by any Person against (A) Tenant or Landlord or the Premises or any portion thereof, or (B) any other party occupying the Premises or any portion thereof, in any such case relating to any loss or injury allegedly resulting from any Hazardous Substance or relating to any violation or alleged violation of Environmental Law;

               (iv) the discovery of any occurrence or condition on the Premises or on any real property adjoining or in the vicinity of the Premises, of which Tenant becomes aware, which reasonably could be expected to lead to the Premises or any portion thereof being in violation of any Environmental Law or subject to any restriction on ownership, occupancy, transferability or use under any Environmental Law (collectively, an

         "ENVIRONMENTAL VIOLATION") or which might subject Landlord or Lender to an Environmental Claim. "ENVIRONMENTAL CLAIM" shall mean any claim, action, investigation or written notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (A) the presence, or release into the environment, of any Hazardous Substance at the Premises or (B) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; and

               (v) the commencement and completion of any Remedial Work.

         (i) Tenant will promptly transmit to Landlord and Lender copies of any citations, orders, notices or other communications received by Tenant from any Person with respect to the notices described in Section 7.1(h) hereof.

         (j) Lender and Landlord may, but are not required to, join and participate in, as a party if they so determine, any legal or administrative proceeding or action concerning the Premises or any portion thereof under any Environmental Law, if, in Landlord's or Lender's reasonable judgment, the interests of Landlord or Lender, as applicable, will not be adequately protected by Tenant. Tenant agrees to bear and shall pay or reimburse Lender and Landlord, on demand for all reasonable expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender and Landlord) relating to or incurred by Lender or Landlord in connection with any such action or proceeding.

         (k) Tenant shall, on or before sixty (60) days following the date hereof, deliver to Landlord and Lender an "operating and management" program in form satisfactory to Landlord and Lender relating to the treatment or maintenance of all asbestos containing materials located in the Premises.

     7.2 ENVIRONMENTAL INDEMNITY. Tenant agrees to indemnify, reimburse, defend, and hold harmless the Indemnified Parties for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, punitive and consequential damages, costs of any Remedial Work, reasonable attorneys' fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of the Indemnified Parties), asserted against, resulting to, imposed on, or incurred by the Indemnified Parties, directly or indirectly, in connection with any of the following:

         (a) the events, circumstances, or conditions which are alleged to, or do, (1) relate to the presence, or release into the environment, of any Hazardous Substance at the Premises related to circumstances forming the basis of any violation, or alleged violation, of any

Environmental Law by Tenant or with respect to the Premises, and in either case, result in Environmental Claims, or (2) constitute Environmental Violations;

         (b) any pollution or threat to human health or the environment that is related in any way to Tenant's or any previous owner's or operator's management, use, control, ownership or operation of the Premises, including, without limitation, all onsite and offsite activities involving Hazardous Substances, and whether occurring, existing or arising prior to or from and after the date hereof;

         (c) any Environmental Claim against any Person whose liability for such
Environmental   Claim  Owner  has  or  may  have  assumed  or  retained   either
contractually or by operation of law;

         (d) any Remedial Work required to be performed pursuant to any Environmental Law or the terms hereof; or

         (e) the breach of any environmental representation, warranty or covenant set forth in this Lease,

including in each case, without limitation, with respect to each of the Indemnified Parties, as the case may be, to the extent such Environmental Claims result from their respective negligence, except in each case, to the extent that they result solely from their respective gross negligence or willful misconduct (subject to the provisions of Section 10.18(b)).

     7.3 NOTICE. Promptly upon obtaining actual knowledge thereof, Tenant shall give to the Landlord notice of the occurrence of any of the following events:
(i) the failure of the Premises to comply with any Environmental Law in any manner whatsoever except for the use or disposal of incidental amounts of Hazardous Substances customarily used in the operation of similar buildings similarly situated in a commercially reasonably manner and in compliance with Legal Requirements; (ii) the issuance to the Tenant or any tenant of space in the Premises or any assignee or licensee of the Tenant of any notice, request for information, complaint or order of violation or non-compliance or liability of any nature whatsoever with regard to the Premises or the use thereof with respect to Environmental Laws; (iii) any notice of a pending or threatened investigation as to whether the Tenant's (or its "subtenants" or "assignees") operations on the Premises are in compliance with, or may lead to liability to the Tenant under, any Environmental Law; or (iv) the occurrence of an event or the existence of a situation which is reasonably likely to result in a violation of an Environmental Law at the Premises or which is likely to result in the Tenant being liable to the Landlord by virtue of the indemnity given by the Tenant pursuant to Section 7.2.

     7.4 SURVIVAL. The indemnity obligations of the Tenant and the rights and remedies of the Landlord under this Article 7 shall survive the termination of this Lease for an indefinite period of time.


                                   ARTICLE 8.

     8.1 HOLDOVER. If the Tenant shall continue to occupy the Premises after the Expiration Date or earlier termination of this Lease, then Tenant shall be deemed to be a holdover tenant, the tenancy of which shall be from month to month upon the same provisions and conditions set forth in this Lease, except that Basic Rent for the holdover period shall be an amount equal to one hundred twenty-five percent (125%) of the Basic Rent in effect immediately prior to the holdover period. This Article 8 does not amount to a waiver of the Landlord's right of reentry or any other right granted under Article 5 and shall not constitute a consent to any holdover by Tenant.

                                   ARTICLE 9.

                              INTENTIONALLY OMITTED

                                   ARTICLE 10.

     10.1 NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises by reason of the fact that the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

     10.2 SURRENDER. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in the condition in which the Premises were originally received from Landlord, except as repaired, rebuilt, restored, altered or added to as permitted or required hereby and except for ordinary wear and tear. Tenant shall remove from the Premises on or prior to such expiration or termination all property situated thereon which is not owned by Landlord and shall repair any damage caused by such removal. Property not so removed shall become the property of Landlord, and Landlord may cause such property to be removed from the Premises and disposed of, but the cost of any such removal and disposition and of repairing any damage caused by such removal shall be borne by Tenant. In the event that this Lease is terminated (either as a result of a default, or the expiration hereof, or otherwise) Landlord shall remove all of Tenant's Personal Property. Tenant's Personal Property shall only be deemed to be retained by Landlord if Landlord specifically elects to retain the same by written notice to Tenant. If Tenant abandons Tenant's Personal Property, it shall become the property of Landlord as outlined above. The fair market value of the Tenant's Personal Property shall be determined by the mutual agreement of Landlord and Tenant, and if the parties cannot agree, by appraisal by an unrelated third-party appraiser. The provisions of this Section shall survive the termination or expiration of this Lease.

     10.3 MERGER, CONSOLIDATION OR SALE OF ASSETS. Without waiving the provisions of Section 4.1(a), it shall be a condition precedent to the merger of Tenant with another entity, to the consolidation of Tenant with one or more other entities, and to the sale or other disposition of all or substantially all the assets of Tenant to one or more other entities (a "MERGER AND SALE EVENT") that (i) the surviving entity or transferee of assets, as the case may be, shall deliver to Landlord and Lender an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Tenant hereunder and under any instrument executed by Tenant relating to the Premises or this Lease, including, without limitation, any consent to the assignment of Landlord's interest in this Lease to the Lender as security for indebtedness, (ii) no Event of Default then exists under this Lease, (iii) confirmation by the Guarantor of its guaranty, if any, (iv) confirmation from the Rating Agencies involved in any secondary market transaction relating to the Indenture, that any such transaction (and the Credit Enhancement Facility relating to such transaction, if any) will not result in a qualification, withdrawal or downgrade of either the credit rating of Tenant or of the then current ratings for any securities issued in connection with a secondary market transaction by any such Rating Agencies, (v) the surviving entity of any merger or consolidation or the transferee of such assets allowed above must be organized in the United States and must have a net worth and credit standing equal to or greater than the net worth and credit standing of Tenant on the day prior to such Merger and Sale Event unless Tenant shall have provided a Credit Enhancement Facility satisfactory to Landlord and Lender in their sole discretion with respect to such Merger and Sale Event, (vi) Tenant shall have delivered such estoppels, certificates and/or opinions of counsel as may be required by Landlord, Lender or such Rating Agencies in connection with such transaction, including but not limited to a REMIC Opinion, (vii) the surviving entity shall specifically assume all obligations of Tenant under this Lease and under any other agreement of Tenant related hereto or thereto, (viii) the surviving entity must be a solvent entity, and (ix) the surviving entity must either be an entity formed in the United States or must specifically consent to jurisdiction in all applicable states of the United States, and must provide an opinion in form reasonably acceptable to Landlord and to Lender and acceptable to the Rating Agencies that such consent to jurisdiction is enforceable and valid and (x) Lender and Landlord shall be given, as a prerequisite to such merger or consolidation or disposition, a written certification from the chief financial officer of Tenant that the provisions of this Section have been satisfied (collectively, the "MERGER AND SALE CONDITIONS"). Tenant covenants that it will not engage in a Merger and Sale Event unless the Merger and Sale Conditions have been satisfied. Except as required by law or court order or in connection with any enforcement by Landlord of its rights and remedies under this Lease, for a period which is the earlier of (x) twelve months following receipt thereof by Landlord, or (y) until such information shall be disclosed to the public (other than by reason of a disclosure thereof by Landlord in violation of this Lease), Landlord shall not disclose the content of any information provided by Tenant to Landlord in connection with any Merger and Sale Event to any party other than (i) Landlord's beneficiaries (or the beneficial owners of any beneficiaries of Landlord) or their respective accountants, consultants or counsel, and (ii) Lender and the Rating Agencies or their respective accountants, consultants or counsel. Tenant shall be responsible for all costs and expenses of Landlord, Lender and/or the Rating Agencies (including reasonable attorneys' fees and expenses) in connection with the transactions contemplated by this Section.

     10.4 SEPARABILITY; BINDING EFFECT. Each provision hereof shall be separate and independent and the breach of any provision by Landlord shall not discharge or relieve Tenant from any of its obligations hereunder. Each provision hereof shall be valid and shall be enforceable to the extent not prohibited by law. If any provision hereof or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. All provisions contained in this Lease shall be binding upon, inure to the benefit of, and be enforceable by, the successors and assigns of Landlord to the same extent as if each such successor and assign were named as a party hereto. All provisions contained in this Lease shall be binding upon the successors and assigns of Tenant and shall inure to the benefit of and be enforceable by the permitted successors and assigns of Tenant in each case to the same extent as if each such successor and assign were named as a party hereto.

     10.5 TABLE OF CONTENTS AND HEADINGS. The table of contents and the headings of the various Sections and Schedules of this Lease have been inserted for reference only and shall not to any extent have the effect of modifying the express terms and provisions of this Lease.

     10.6 COUNTERPARTS. This Lease may be executed in two or more counterparts and shall be deemed to have become effective when and only when one or more of such counterparts shall have been signed by or on behalf of each of the parties hereto (although it shall not be necessary that any single counterpart be signed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument), and shall have been delivered by each of the parties to each other.

     10.7 RECORDING OF LEASE. Tenant and Landlord will execute, acknowledge, deliver and cause to be recorded or filed in the manner and place required by any present or future law a memorandum of this Lease and all other instruments, including, without limitation, financing statements, continuation statements, releases and instruments of similar character, which shall be reasonably requested by the Landlord. Tenant shall be responsible for all costs and expenses in connection with the recording of this Lease or a memorandum hereof.

     10.8 RATING OF THE TRANSACTION. Tenant will cooperate in good faith with Lender in effecting any secondary market transaction (including satisfying the market standards to which Lender customarily adheres) and to cooperate in good faith to implement all requirements imposed by the Rating Agencies involved in any such secondary market transaction including, without limitation,

         (a) to provide, or use its best efforts to cause to be provided by Guarantor, as applicable, such financial and other information with respect to the Premises, Tenant and Guarantor and to perform or permit or cause to be performed or permitted such site inspections, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigation of the Premises as may be reasonably requested by the Lender or the Rating Agencies or as may be necessary or appropriate in connection with any secondary market transaction, together, if customary, with appropriate verification of such information through letters of auditors or opinions of counsel acceptable to Lender and the Rating Agencies;

         (b) at Tenant's expense to cause counsel to render opinions customary in secondary market transactions with respect to the Premises, Tenant and Guarantor which counsel and opinions shall be reasonably satisfactory to Lender and shall be acceptable to the Rating Agencies;

         (c) to make, or use its best efforts to cause to be made by Guarantor, as applicable, such representations and warranties, as of the closing date of any such secondary market transaction, with respect to the Premises, Tenant and Guarantor and the Operative Documents to which Tenant or Guarantor is a party as are customarily provided in securitization transactions in which the Lender or one if its affiliates is the issuer and as may be requested by the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in or pursuant to the Operative Documents to which Tenant or Guarantor is a party; and

         (d) to execute modifications and cause Guarantor, as applicable, to execute modifications to any Operative Documents to which Tenant or Guarantor is a party acceptable to the Rating Agencies, provided, however, that neither Tenant nor Guarantor shall be required to modify any such Operative Documents in any way which would materially change the economics, or significantly change the terms, of such Operative Documents.

     10.9 NO BROKERS. The parties acknowledge that no real estate broker or other party, other than CB Commercial (the "Broker"), is entitled to any commission as a result of the purchase and leasing of the Premises. Tenant shall be responsible for the payment of a commission to the Broker. Tenant shall indemnify Landlord against the claims of brokers claiming through Tenant and from any loss, liability, cost and expense (including, without limitation, reasonable attorneys' fees) arising from a breach by Tenant under this Section 10.9.

     10.10 GOVERNING LAW. The terms and provisions of this Lease shall be governed by the laws of the State of New York, except the rights and remedies with respect to the Premises shall be governed by the laws of the state in which the Premises is located. To the fullest extent permitted by law, Tenant hereby unconditionally and irrevocably waives any claim to assert that the law of any jurisdiction other than New York or the law of the State in which the Premises is located, as applicable, governs this Lease.

     10.11 WAIVER OF JURY TRIAL AND PREJUDGMENT WAIVER. LANDLORD AND TENANT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE. TO INDUCE LANDLORD TO ENTER INTO THE COMMERCIAL TRANSACTION EVIDENCED BY THIS LEASE, TENANT AGREES THAT SAID TRANSACTION IS A COMMERCIAL AND NOT A CONSUMER TRANSACTION AND TO THE EXTENT CONNECTICUT LAW IS APPLICABLE WAIVES ANY RIGHT TO NOTICE OF AND HEARING ON THE RIGHT OF LANDLORD UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LANDLORD'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THE WAIVER.

     10.12 CONVEYANCE BY LANDLORD. The word "Landlord" as used in this Lease means only the owner for the time being of the Premises, so that, if there is a transfer of an owner's interest, the transferor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Landlord hereunder, except any obligations which accrued prior to the date of transfer, and it shall be deemed and construed, without further agreement between the parties or between the parties and the transferee of the Premises, that the transferee has assumed and has agreed to carry out any and all of the Landlord's covenants and obligation hereunder from and after the date of transfer.

     10.13 RELATIONSHIP OF THE PARTIES. Nothing contained in this Lease shall be construed in any manner to create any relationship between the Landlord and the Tenant other than the relationship of landlord and tenant. Without limitation, the Landlord and the Tenant shall not be considered partners or co-venturers for any purpose on account of this Lease.

     10.14 REPRESENTATION BY COUNSEL. The Tenant and the Landlord each acknowledge that it was represented by counsel in connection with the negotiation and execution to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease.

     10.15 ACCESS TO PREMISES. The Tenant will permit the Landlord, any Lender or prospective Lender or purchaser, and their duly authorized representatives to enter upon the Premises and to inspect the same at any and all reasonable times, upon five (5) Business days advance written notice, and at any time in the case of an emergency without the giving of notice, and for any purpose reasonably related to the rights of the Landlord and any Lender under this Lease. Landlord and Lender shall, in exercising such rights of access, cause no unreasonable interference with Tenant's business or Tenant's guests, employees, invitees, shareholders, agents, contractors and the like. Notwithstanding the foregoing, Landlord agrees that it will not exercise the foregoing right of access for the Premises more than once in any calendar year except (a) during such time as an Event of Default has occurred and is continuing, or (b) in the event of a sale, financing, refinancing or securitization of any Indenture relating to the Premises, or (c) if Landlord has reasonable grounds to believe that the Premises is in violation of Legal Requirements (including Environmental Laws) or that the Premises is not being maintained in accordance with the requirements of this Lease, or (d) as otherwise expressly provided in this Lease.

     10.16 SHOWING. During the one year period preceding the date on which the Term shall be scheduled to terminate or fully expire, Landlord, if accompanied by a representative of Tenant and subject to the rights of any subtenant not affiliated with Tenant, may show the Premises to prospective tenants or purchasers at such reasonable times during normal business hours as Landlord may select upon reasonable prior notice to Tenant, provided that Landlord does not materially interfere with Tenant's normal business operations.

     10.17 TRUE LEASE. This Lease is intended as, and shall constitute, an agreement of lease, and nothing herein shall be construed as conveying to the Tenant any right, title or interest in or to the Premises nor to any remainder or reversionary estates in the Premises held by any Person, except, in each instance, as a Tenant. Under no circumstances shall this Lease be regarded as an assignment of all of Landlord's interests in and to the Premises; instead Landlord and Tenant shall have the relationship between them of landlord and tenant, pursuant to the provisions of this Lease.

     10.18 LANDLORD'S CONSENT AND STANDARDS.

         (a) Whenever Landlord is allowed or required to give its consent or approval of any matter under this Lease or to deliver any estoppel or other instrument, Tenant's sole remedy for Landlord's failure to give such consent or approval or deliver such instrument in accordance with the applicable provision of this Lease shall be to compel such approval or delivery. In no event and under no circumstance shall Tenant be entitled to any monetary damages for such failure or to terminate or otherwise modify this Lease. However, if Tenant shall bring such an action to compel consent, approval or delivery, the prevailing party in such action shall be entitled to reimbursement for its reasonable attorneys' fees; provided, however, that with respect to any attorneys' fees to be reimbursed by Landlord, such fees and Tenant's right to recover the same shall be junior and subordinate to the Indenture, and in no event shall Tenant be entitled to offset any amounts due under this Lease to recover such fees. In addition, whenever Landlord is required to give its consent or approval of any matter under this Lease and Landlord is required under the terms and conditions of the Indenture to obtain the consent or approval as to such matter from the Lender, then Landlord shall not be deemed to have unreasonably withheld its consent or approval in the event that Landlord has not obtained the consent or approval of the Lender as to such matter and in each instance Landlord's consent or approval shall be subject to Landlord's obtaining the consent or approval of such matter from the Lender to the extent required under the Indenture.

         (b) Under no circumstance shall Landlord be deemed to have acted negligently, grossly negligently or willfully merely by Landlord's ownership of the Premises, and in no event shall any occurrence relating to the Premises, whether negligent, grossly negligent or willful, be imputed to Landlord by reason of Landlord's interest in the Premises, it being understood that all obligations with respect to the Premises are the responsibility of Tenant under this Lease. In order to have acted negligently, grossly negligently or willfully, Landlord must have committed an affirmative act.

     10.19 QUIET ENJOYMENT. Landlord covenants that, so long as Tenant shall faithfully perform the agreements, terms, and covenants and conditions hereof, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term hereby granted without molestation or disturbance by or from Landlord.

     10.20 FORCE MAJEURE. The term "FORCE MAJEURE", as used in this Lease, shall mean delays caused by acts of God, strikes and other similar events beyond the control of Tenant. However, the duration of any delay excused by Force Majeure shall be limited to the actual amount of time caused by the event giving rise to the Force Majeure. In addition, no performance by Tenant under this Lease shall be excused by Force Majeure unless the requirement for performance set forth in this Lease specifically states that it is subject to Force Majeure.

     10.21 CONCERNING WILMINGTON TRUST COMPANY. It is expressly understood and agreed by the parties hereto that (a) this Lease is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Landlord, in the exercise of the powers and authority conferred and vested in them under the Trust Agreement of Landlord dated as of May 4, 1998 (b) each of the representations, undertakings and agreements herein made on the part of Landlord is made and intended not as personal representations, undertakings and agreements of Wilmington Trust Company but is made and intended for the purpose of binding only Landlord, and (c) under no circumstance shall Wilmington Trust Company be personally liable for the payment of any indebtedness or other obligations of Landlord or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Landlord under this Agreement.




                                  [END OF TEXT]

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                    LANDLORD:

                                    STRATFORD CT BUSINESS TRUST
                                    a Delaware business trust

                                    By:   WILMINGTON TRUST COMPANY, not in
                                          its individual capacity, but solely as
                                          trustee under Trust Agreement dated as
                                          of May 4, 1998
Witness:


/s/ Debra Eberly                       By: /s/ Donald G. Mackelcan
-------------------                        -------------------------------------
Name:  Debra Eberly                        Title:  Donald G. Mackelcan
       /s/ Eric A. Mazie                           Assistant Vice President
       Eric A. Mazie




                                    TENANT:

                                    DICTAPHONE CORPORATION
                                    a Delaware corporation
Witness:


/s/ Seong-Mi Oh                     By:  /s/ Joseph D. Skrzypczak
-------------------                      ---------------------------------------
Name: Seong-Mi Oh                            Title:  Joseph D. Skrzypczak
      /s/ Kelly G. Miley                             ITS Senior Vice President &
      Kelly G. Miley                                Chief Financial Officer

                                   SCHEDULE A

                               Legal Descriptions

                                 [See Attached]

Policy No:              S985180


         ALL THAT CERTAIN tract or parcel of land situate, lying and being in the Town of Stratford, County of Fairfield, and State of Connecticut, more particularly described as follows:

           Beginning a point on the southwesterly line of Broadbridge Avenue, which point is located at the northeast corner of land formerly of Remington Arms Company, Inc. and 324.66 feet northwesterly from the intersection of said street line of Broadbridge Avenue with the westerly street line of Broadmere Road; thence proceeding the following courses and distances:

           S 19"(degree)" 52' 50" W 63.84 feet
           S 19"(degree)" 31' 50" W 341.15 feet
           S 19"(degree)" 11' 20" W 447.03 feet
           S 19"(degree)" 25' 30" W 486.81 feet
           S 82"(degree)" 41' 50" E 10.00 feet
           S 82"(degree)" 51' 10" E 163.56 feet
           S 05"(degree)" 47' 35" W 82.76 feet
           S 00"(degree)" 38' 40" E 105.87 feet
           S 00"(degree)" 34' 50" E 18.77 feet
           S 00"(degree)" 22' 30" W 64.06 feet
           S 08"(degree)" 03' 40" E 81.43 feet
           S 13"(degree)" 20' 30" E 43.29 feet
           S 10"(degree)" 40' 20" E 161.02 feet
           S 05"(degree)" 28' 10" E 288.27 feet
           S 04"(degree)" 51' 10" E 174.61 feet
           S 00"(degree)" 53' 20" E 36.06 feet
           S 82"(degree)" 57' 20" W 61.98 feet
           S 77"(degree)" 59' 40" W 420.15 feet
           N 07"(degree)" 52' 45" E 643.57 feet
           N 17"(degree)" 03' 40" E 65.41 feet
           N 07"(degree)" 55' 30" E 43.33 feet
           N 16"(degree)" 13' 20" W 31.34 feet
           N 13"(degree)" 48' 40" E 142.76 feet
           N 74"(degree)" 57' 55" W 28.32 feet
           N 13"(degree)" 56' 36" E 133.34 feet
           N 18"(degree)" 12' 28" E 133.89 feet
           N 18"(degree)" 41' 22" E 486.79 feet
           N 19"(degree)" 02' 29" E 447.09 feet and
           N 19"(degree)" 29' 44" E 422.49 feet to the southwesterly street line of Broadbridge Avenue; thence along said street line S 45"(degree)" 55' 00" E, 41.83 feet, to the point or place of beginning, which is also the northwesterly corner of land now or formerly of L. J. & C. Cristini.

                                                                  Continued....

                                                            EXHIBIT A (cont'd.)
Policy No.: S985180

Containing within said bounds 9.6789 acres, be the same more or less, said premises being all that certain tract or parcel of land shown on the drawing entitled "Plan of Survey of Property in Stratford, Connecticut" prepared by Fuller & Co., Inc., dated November 30, 1984 and filed in the office of the Clerk of the Town of Stratford as Maps #2574 & 2575.

TOGETHER WITH the rights and privileges conveyed to Dictaphone Corporation in a deed from Remington Arms Company, Inc. dated June 26, 1986 and recorded June 27, 1986 in Book 636 at Page 964 of the Stratford Land Records.

                                   SCHEDULE B

                              Permitted Exceptions


         All exceptions to title set forth on the owner's title insurance policy issued by Commonwealth Land Title Insurance Company to Landlord in connection with Landlord's acquisition of the Premises covered by this Lease.

                                    SCHEDULE C

                                    Lease Term

      TERM                        COMMENCEMENT DATE             EXPIRATION DATE

Primary Term                        May 14, 1998                May 31, 2018

First Extended Term                 June 1, 2018                May 31, 2023

Second Extended Term                June 1, 2023                May 31, 2028

Third Extended Term                 June 1, 2028                May 31, 2033

Fourth Extended Term                June 1, 2033                May 31, 2038

                                   SCHEDULE D

                                   Basic Rent

                                 [See Attached]

                                  PRIMARY TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
6                   1                       1998                     $120,991.67
7                   1                       1998                      120,991.67
8                   1                       1998                      120,991.67
9                   1                       1998                      120,991.67
10                  1                       1998                      120,991.67
11                  1                       1998                      120,991.67
12                  1                       1998                      120,991.67
1                   1                       1999                      120,991.67
2                   1                       1999                      120,991.67
3                   1                       1999                      120,991.67
4                   1                       1999                      120,991.67
5                   1                       1999                      120,991.67
6                   1                       1999                      120,991.67
7                   1                       1999                      120,991.67
8                   1                       1999                      120,991.67
9                   1                       1999                      120,991.67
10                  1                       1999                      120,991.67
11                  1                       1999                      120,991.67
12                  1                       1999                      120,991.67
1                   1                       2000                      120,991.67
2                   1                       2000                      120,991.67
3                   1                       2000                      120,991.67
4                   1                       2000                      120,991.67
5                   1                       2000                      120,991.67
6                   1                       2000                      120,991.67
7                   1                       2000                      120,991.67
8                   1                       2000                      120,991.67
9                   1                       2000                      120,991.67
10                  1                       2000                      120,991.67
11                  1                       2000                      120,991.67
12                  1                       2000                      120,991.67
1                   1                       2001                      120,991.67
2                   1                       2001                      120,991.67
3                   1                       2001                      120,991.67
4                   1                       2001                      120,991.67
5                   1                       2001                      120,991.67
6                   1                       2001                      120,991.67
7                   1                       2001                      120,991.67
8                   1                       2001                      120,991.67
9                   1                       2001                      120,991.67
10                  1                       2001                      120,991.67
11                  1                       2001                      120,991.67
12                  1                       2001                      120,991.67
1                   1                       2002                      120,991.67
2                   1                       2002                      120,991.67
3                   1                       2002                      120,991.67

                                  PRIMARY TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
4                   1                       2002                      120,991.67
5                   1                       2002                      120,991.67
6                   1                       2002                      120,991.67
7                   1                       2002                      120,991.67
8                   1                       2002                      120,991.67
9                   1                       2002                      120,991.67
10                  1                       2002                      120,991.67
11                  1                       2002                      120,991.67
12                  1                       2002                      120,991.67
1                   1                       2003                      120,991.67
2                   1                       2003                      120,991.67
3                   1                       2003                      120,991.67
4                   1                       2003                      120,991.67
5                   1                       2003                      120,991.67
6                   1                       2003                      127,646.21
7                   1                       2003                      127,646.21
8                   1                       2003                      127,646.21
9                   1                       2003                      127,646.21
10                  1                       2003                      127,646.21
11                  1                       2003                      127,646.21
12                  1                       2003                      127,646.21
1                   1                       2004                      127,646.21
2                   1                       2004                      127,646.21
3                   1                       2004                      127,646.21
4                   1                       2004                      127,646.21
5                   1                       2004                      127,646.21
6                   1                       2004                      127,646.21
7                   1                       2004                      127,646.21
8                   1                       2004                      127,646.21
9                   1                       2004                      127,646.21
10                  1                       2004                      127,646.21
11                  1                       2004                      127,646.21
12                  1                       2004                      127,646.21
1                   1                       2005                      127,646.21
2                   1                       2005                      127,646.21
3                   1                       2005                      127,646.21
4                   1                       2005                      127,646.21
5                   1                       2005                      127,646.21
6                   1                       2005                      127,646.21
7                   1                       2005                      127,646.21
8                   1                       2005                      127,646.21
9                   1                       2005                      127,646.21
10                  1                       2005                      127,646.21
11                  1                       2005                      127,646.21
12                  1                       2005                      127,646.21
1                   1                       2006                      127,646.21

                                  PRIMARY TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
2                   1                       2006                      127,646.21
3                   1                       2006                      127,646.21
4                   1                       2006                      127,646.21
5                   1                       2006                      127,646.21
6                   1                       2006                      127,646.21
7                   1                       2006                      127,646.21
8                   1                       2006                      127,646.21
9                   1                       2006                      127,646.21
10                  1                       2006                      127,646.21
11                  1                       2006                      127,646.21
12                  1                       2006                      127,646.21
1                   1                       2007                      127,646.21
2                   1                       2007                      127,646.21
3                   1                       2007                      127,646.21
4                   1                       2007                      127,646.21
5                   1                       2007                      127,646.21
6                   1                       2007                      127,646.21
7                   1                       2007                      127,646.21
8                   1                       2007                      127,646.21
9                   1                       2007                      127,646.21
10                  1                       2007                      127,646.21
11                  1                       2007                      127,646.21
12                  1                       2007                      127,646.21
1                   1                       2008                      127,646.21
2                   1                       2008                      127,646.21
3                   1                       2008                      127,646.21
4                   1                       2008                      127,646.21
5                   1                       2008                      127,646.21
6                   1                       2008                      134,666.75
7                   1                       2008                      134,556.75
8                   1                       2008                      134,666.75
9                   1                       2008                      134,666.75
10                  1                       2008                      134,666.75
11                  1                       2008                      134,666.75
12                  1                       2008                      134,666.75
1                   1                       2009                      134,666.75
2                   1                       2009                      134,666.75
3                   1                       2009                      134,666.75
4                   1                       2009                      134,666.75
5                   1                       2009                      134,666.75
6                   1                       2009                      134,666.75
7                   1                       2009                      134,666.75
8                   1                       2009                      134,666.75
9                   1                       2009                      134,666.75
10                  1                       2009                      134,666.75
11                  1                       2009                      134,666.75

                                  PRIMARY TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
12                  1                       2009                      134,666.75
1                   1                       2010                      134,666.75
2                   1                       2010                      134,666.75
3                   1                       2010                      134,666.75
4                   1                       2010                      134,666.75
5                   1                       2010                      134,666.75
6                   1                       2010                      134,666.75
7                   1                       2010                      134,666.75
8                   1                       2010                      134,666.75
9                   1                       2010                      134,666.75
10                  1                       2010                      134,666.75
11                  1                       2010                      134,666.75
12                  1                       2010                      134,666.75
1                   1                       2011                      134,666.75
2                   1                       2011                      134,666.75
3                   1                       2011                      134,666.75
4                   1                       2011                      134,666.75
5                   1                       2011                      134,666.75
6                   1                       2011                      134,666.75
7                   1                       2011                      134,666.75
8                   1                       2011                      134,666.75
9                   1                       2011                      134,666.75
10                  1                       2011                      134,666.75
11                  1                       2011                      134,666.75
12                  1                       2011                      134,666.75
1                   1                       2012                      134,666.75
2                   1                       2012                      134,666.75
3                   1                       2012                      134,666.75
4                   1                       2012                      134,666.75
5                   1                       2012                      134,666.75
6                   1                       2012                      134,666.75
7                   1                       2012                      134,666.75
8                   1                       2012                      134,666.75
9                   1                       2012                      134,666.75
10                  1                       2012                      134,666.75
11                  1                       2012                      134,666.75
12                  1                       2012                      134,666.75
1                   1                       2013                      134,666.75
2                   1                       2013                      134,666.75
3                   1                       2013                      134,666.75
4                   1                       2013                      134,666.75
5                   1                       2013                      134,666.75
6                   1                       2013                      142,073.42
7                   1                       2013                      142,073.42
8                   1                       2013                      142,073.42
9                   1                       2013                      142,073.42

                                  PRIMARY TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
10                  1                       2013                      142,073.42
11                  1                       2013                      142,073.42
12                  1                       2013                      142,073.42
1                   1                       2014                      142,073.42
2                   1                       2014                      142,073.42
3                   1                       2014                      142,073.42
4                   1                       2014                      142,073.42
5                   1                       2014                      142,073.42
6                   1                       2014                      142,073.42
7                   1                       2014                      142,073.42
8                   1                       2014                      142,073.42
9                   1                       2014                      142,073.42
10                  1                       2014                      142,073.42
11                  1                       2014                      142,073.42
12                  1                       2014                      142,073.42
1                   1                       2015                      142,073.42
2                   1                       2015                      142,073.42
3                   1                       2015                      142,073.42
4                   1                       2015                      142,073.42
5                   1                       2015                      142,073.42
6                   1                       2015                      142,073.42
7                   1                       2015                      142,073.42
8                   1                       2015                      142,073.42
9                   1                       2015                      142,073.42
10                  1                       2015                      142,073.42
11                  1                       2015                      142,073.42
12                  1                       2015                      142,073.42
1                   1                       2016                      142,073.42
2                   1                       2016                      142,073.42
3                   1                       2016                      142,073.42
4                   1                       2016                      142,073.42
5                   1                       2016                      142,073.42
6                   1                       2016                      142,073.42
7                   1                       2016                      142,073.42
8                   1                       2016                      142,073.42
9                   1                       2016                      142,073.42
10                  1                       2016                      142,073.42
11                  1                       2016                      142,073.42
12                  1                       2016                      142,073.42
1                   1                       2017                      142,073.42
2                   1                       2017                      142,073.42
3                   1                       2017                      142,073.42
4                   1                       2017                      142,073.42
5                   1                       2017                      142,073.42
6                   1                       2017                      142,073.42
7                   1                       2017                      142,073.42

                                  PRIMARY TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
8                   1                       2017                      142,073.42
9                   1                       2017                      142,073.42
10                  1                       2017                      142,073.42
11                  1                       2017                      142,073.42
12                  1                       2017                      142,073.42
1                   1                       2018                      142,073.42
2                   1                       2018                      142,073.42
3                   1                       2018                      142,073.42
4                   1                       2018                      142,073.42
5                   1                       2018                      142,073.42

                               FIRST RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
6                   1                       2018                     $149,887.46
7                   1                       2018                      149,887.46
8                   1                       2018                      149,887.46
9                   1                       2018                      149,887.46
10                  1                       2018                      149,887.46
11                  1                       2018                      149,887.46
12                  1                       2018                      149,887.46
1                   1                       2019                      149,887.46
2                   1                       2019                      149,887.46
3                   1                       2019                      149,887.46
4                   1                       2019                      149,887.46
5                   1                       2019                      149,887.46
6                   1                       2019                      149,887.46
7                   1                       2019                      149,887.46
8                   1                       2019                      149,887.46
9                   1                       2019                      149,887.46
10                  1                       2019                      149,887.46
11                  1                       2019                      149,887.46
12                  1                       2019                      149,887.46
1                   1                       2020                      149,887.46
2                   1                       2020                      149,887.46
3                   1                       2020                      149,887.46
4                   1                       2020                      149,887.46
5                   1                       2020                      149,887.46
6                   1                       2020                      149,887.46
7                   1                       2020                      149,887.46
8                   1                       2020                      149,887.46
9                   1                       2020                      149,887.46
10                  1                       2020                      149,887.46
11                  1                       2020                      149,887.46
12                  1                       2020                      149,887.46
1                   1                       2021                      149,887.46
2                   1                       2021                      149,887.46
3                   1                       2021                      149,887.46
4                   1                       2021                      149,887.46
5                   1                       2021                      149,887.46
6                   1                       2021                      149,887.46
7                   1                       2021                      149,887.46
8                   1                       2021                      149,887.46
9                   1                       2021                      149,887.46
10                  1                       2021                      149,887.46
11                  1                       2021                      149,887.46
12                  1                       2021                      149,887.46
1                   1                       2022                      149,887.46
2                   1                       2022                      149,887.46
3                   1                       2022                      149,887.46

                               FIRST RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
4                   1                       2022                      149,887.46
5                   1                       2022                      149,887.46
6                   1                       2022                      149,887.46
7                   1                       2022                      149,887.46
8                   1                       2022                      149,887.46
9                   1                       2022                      149,887.46
10                  1                       2022                      149,887.46
11                  1                       2022                      149,887.46
12                  1                       2022                      149,887.46
1                   1                       2023                      149,887.46
2                   1                       2023                      149,887.46
3                   1                       2023                      149,887.46
4                   1                       2023                      149,887.46
5                   1                       2023                      149,887.46

                               SECOND RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
6                   1                       2023                     $158,131.27
7                   1                       2023                      158,131.27
8                   1                       2023                      158,131.27
9                   1                       2023                      158,131.27
10                  1                       2023                      158,131.27
11                  1                       2023                      158,131.27
12                  1                       2023                      158,131.27
1                   1                       2024                      158,131.27
2                   1                       2024                      158,131.27
3                   1                       2024                      158,131.27
4                   1                       2024                      158,131.27
5                   1                       2024                      158,131.27
6                   1                       2024                      158,131.27
7                   1                       2024                      158,131.27
8                   1                       2024                      158,131.27
9                   1                       2024                      158,131.27
10                  1                       2024                      158,131.27
11                  1                       2024                      158,131.27
12                  1                       2024                      158,131.27
1                   1                       2025                      158,131.27
2                   1                       2025                      158,131.27
3                   1                       2025                      158,131.27
4                   1                       2025                      158,131.27
5                   1                       2025                      158,131.27
6                   1                       2025                      158,131.27
7                   1                       2025                      158,131.27
8                   1                       2025                      158,131.27
9                   1                       2025                      158,131.27
10                  1                       2025                      158,131.27
11                  1                       2025                      158,131.27
12                  1                       2025                      158,131.27
1                   1                       2026                      158,131.27
2                   1                       2026                      158,131.27
3                   1                       2026                      158,131.27
4                   1                       2026                      158,131.27
5                   1                       2026                      158,131.27
6                   1                       2026                      158,131.27
7                   1                       2026                      158,131.27
8                   1                       2026                      158,131.27
9                   1                       2026                      158,131.27
10                  1                       2026                      158,131.27
11                  1                       2026                      158,131.27
12                  1                       2026                      158,131.27
1                   1                       2027                      158,131.27
2                   1                       2027                      158,131.27
3                   1                       2027                      158,131.27

                               SECOND RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
4                   1                       2027                      158,131.27
5                   1                       2027                      158,131.27
6                   1                       2027                      158,131.27
7                   1                       2027                      158,131.27
8                   1                       2027                      158,131.27
9                   1                       2027                      158,131.27
10                  1                       2027                      158,131.27
11                  1                       2027                      158,131.27
12                  1                       2027                      158,131.27
1                   1                       2028                      158,131.27
2                   1                       2028                      158,131.27
3                   1                       2028                      158,131.27
4                   1                       2028                      158,131.27
5                   1                       2028                      158,131.27

                               THIRD RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
6                   1                       2028                     $166,828.49
7                   1                       2028                      166,828.49
8                   1                       2028                      166,828.49
9                   1                       2028                      166,828.49
10                  1                       2028                      166,828.49
11                  1                       2028                      166,828.49
12                  1                       2028                      166,828.49
1                   1                       2029                      166,828.49
2                   1                       2029                      166,828.49
3                   1                       2029                      166,828.49
4                   1                       2029                      166,828.49
5                   1                       2029                      166,828.49
6                   1                       2029                      166,828.49
7                   1                       2029                      166,828.49
8                   1                       2029                      166,828.49
9                   1                       2029                      166,828.49
10                  1                       2029                      166,828.49
11                  1                       2029                      166,828.49
12                  1                       2029                      166,828.49
1                   1                       2030                      166,828.49
2                   1                       2030                      166,828.49
3                   1                       2030                      166,828.49
4                   1                       2030                      166,828.49
5                   1                       2030                      166,828.49
6                   1                       2030                      166,828.49
7                   1                       2030                      166,828.49
8                   1                       2030                      166,828.49
9                   1                       2030                      166,828.49
10                  1                       2030                      166,828.49
11                  1                       2030                      166,828.49
12                  1                       2030                      166,828.49
1                   1                       2031                      166,828.49
2                   1                       2031                      166,828.49
3                   1                       2031                      166,828.49
4                   1                       2031                      166,828.49
5                   1                       2031                      166,828.49
6                   1                       2031                      166,828.49
7                   1                       2031                      166,828.49
8                   1                       2031                      166,828.49
9                   1                       2031                      166,828.49
10                  1                       2031                      166,828.49
11                  1                       2031                      166,828.49
12                  1                       2031                      166,828.49
1                   1                       2032                      166,828.49
2                   1                       2032                      166,828.49
3                   1                       2032                      166,828.49

                               THIRD RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
4                   1                       2032                      166,828.49
5                   1                       2032                      166,828.49
6                   1                       2032                      166,828.49
7                   1                       2032                      166,828.49
8                   1                       2032                      166,828.49
9                   1                       2032                      166,828.49
10                  1                       2032                      166,828.49
11                  1                       2032                      166,828.49
12                  1                       2032                      166,828.49
1                   1                       2033                      166,828.49
2                   1                       2033                      166,828.49
3                   1                       2033                      166,828.49
4                   1                       2033                      166,828.49
5                   1                       2033                      166,828.49

                               FOURTH RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
6                   1                       2033                     $176,004.06
7                   1                       2033                      176,004.06
8                   1                       2033                      176,004.06
9                   1                       2033                      176,004.06
10                  1                       2033                      176,004.06
11                  1                       2033                      176,004.06
12                  1                       2033                      176,004.06
1                   1                       2034                      176,004.06
2                   1                       2034                      176,004.06
3                   1                       2034                      176,004.06
4                   1                       2034                      176,004.06
5                   1                       2034                      176,004.06
6                   1                       2034                      176,004.06
7                   1                       2034                      176,004.06
8                   1                       2034                      176,004.06
9                   1                       2034                      176,004.06
10                  1                       2034                      176,004.06
11                  1                       2034                      176,004.06
12                  1                       2034                      176,004.06
1                   1                       2035                      176,004.06
2                   1                       2035                      176,004.06
3                   1                       2035                      176,004.06
4                   1                       2035                      176,004.06
5                   1                       2035                      176,004.06
6                   1                       2035                      176,004.06
7                   1                       2035                      176,004.06
8                   1                       2035                      176,004.06
9                   1                       2035                      176,004.06
10                  1                       2035                      176,004.06
11                  1                       2035                      176,004.06
12                  1                       2035                      176,004.06
1                   1                       2036                      176,004.06
2                   1                       2036                      176,004.06
3                   1                       2036                      176,004.06
4                   1                       2036                      176,004.06
5                   1                       2036                      176,004.06
6                   1                       2036                      176,004.06
7                   1                       2036                      176,004.06
8                   1                       2036                      176,004.06
9                   1                       2036                      176,004.06
10                  1                       2036                      176,004.06
11                  1                       2036                      176,004.06
12                  1                       2036                      176,004.06
1                   1                       2037                      176,004.06
2                   1                       2037                      176,004.06
3                   1                       2037                      176,004.06

                               FOURTH RENEWAL TERM
                              RENT PAYMENT SCHEDULE

MONTH               DAY                     YEAR                    RENT PAYMENT
--------------------------------------------------------------------------------
4                   1                       2037                      176,004.06
5                   1                       2037                      176,004.06
6                   1                       2037                      176,004.06
7                   1                       2037                      176,004.06
8                   1                       2037                      176,004.06
9                   1                       2037                      176,004.06
10                  1                       2037                      176,004.06
11                  1                       2037                      176,004.06
12                  1                       2037                      176,004.06
1                   1                       2038                      176,004.06
2                   1                       2038                      176,004.06
3                   1                       2038                      176,004.06
4                   1                       2038                      176,004.06
5                   1                       2038                      176,004.06

                                   SCHEDULE E

                              Stipulated Loss Value


     The Stipulated Loss Value for the Premises as of a particulate date shall be determined by multiplying the percentage set forth below for the particular date by the initial purchase price of the Premises, as set forth on SCHEDULE F attached hereto and made a part hereof.

                                 [See Attached]

                               TERMINATION VALUES

                                                       T.V. as a % of
MONTH                       YEAR                       PURCHASE PRICE
--------------------------------------------------------------- -----
5                          1998                          119.9286%
6                          1998                          119.9786%
7                          1998                          120.8029%
8                          1998                          120.7644%
9                          1998                          120.7256%
10                         1998                          120.6863%
11                         1998                          120.6467%
12                         1998                          120.6067%
1                          1999                          120.5663%
2                          1999                          120.5256%
3                          1999                          120.4844%
4                          1999                          120.4428%
5                          1999                          120.4009%
6                          1999                          120.3585%
7                          1999                          120.3157%
8                          1999                          120.2726%
9                          1999                          120.2290%
10                         1999                          120.1849%
11                         1999                          120.1405%
12                         1999                          120.0956%
1                          2000                          120.0504%
2                          2000                          120.0046%
3                          2000                          119.9585%
4                          2000                          119.9119%
5                          2000                          119.8649%
6                          2000                          119.8174%
7                          2000                          119.7695%
8                          2000                          119.7211%
9                          2000                          119.6722%
10                         2000                          119.6229%
11                         2000                          119.5732%
12                         2000                          119.5230%
1                          2001                          119.4723%
2                          2001                          119.4211%
3                          2001                          119.3694%
4                          2001                          119.3173%
5                          2001                          119.2646%
6                          2001                          119.2115%
7                          2001                          119.1579%
8                          2001                          119.1038%
9                          2001                          119.0491%
10                         2001                          118.9940%
11                         2001                          118.9384%
12                         2001                          118.8822%
1                          2002                          118.8255%
2                          2002                          118.7683%

                               TERMINATION VALUES

                                                       T.V. as a % of
MONTH                       YEAR                       PURCHASE PRICE
--------------------------------------------------------------- -----
3                          2002                          118.7106%
4                          2002                          118.6523%
5                          2002                          118.5935%
6                          2002                          118.5341%
7                          2002                          118.4742%
8                          2002                          118.4138%
9                          2002                          118.3527%
10                         2002                          118.2912%
11                         2002                          118.2290%
12                         2002                          118.1663%
1                          2003                          118.1030%
2                          2003                          118.0392%
3                          2003                          117.9747%
4                          2003                          117.9097%
5                          2003                          117.8440%
6                          2003                          117.7778%
7                          2003                          117.6631%
8                          2003                          117.5475%
9                          2003                          117.4308%
10                         2003                          117.3133%
11                         2003                          117.1947%
12                         2003                          117.0752%
1                          2004                          116.9547%
2                          2004                          116.8333%
3                          2004                          116.7108%
4                          2004                          116.5873%
5                          2004                          116.4628%
6                          2004                          116.3373%
7                          2004                          116.2107%
8                          2004                          116.0831%
9                          2004                          115.9545%
10                         2004                          115.8248%
11                         2004                          115.6940%
12                         2004                          115.5622%
1                          2005                          115.4293%
2                          2005                          115.2953%
3                          2005                          115.1602%
4                          2005                          115.0240%
5                          2005                          114.8867%
6                          2005                          114.7483%
7                          2005                          114.6087%
8                          2005                          114.4680%
9                          2005                          114.3262%
10                         2005                          114.1832%
11                         2005                          114.0390%
12                         2005                          113.8937%

                               TERMINATION VALUES

                                                       T.V. as a % of
MONTH                       YEAR                       PURCHASE PRICE
--------------------------------------------------------------- -----
1                          2006                          113.7471%
2                          2006                          113.5994%
3                          2006                          113.4505%
4                          2006                          113.3004%
5                          2006                          113.1490%
6                          2006                          112.9965%
7                          2006                          112.8426%
8                          2006                          112.6876%
9                          2006                          112.5312%
10                         2006                          112.3737%
11                         2006                          112.2148%
12                         2006                          112.0546%
1                          2007                          111.8932%
2                          2007                          111.7304%
3                          2007                          111.5663%
4                          2007                          111.4009%
5                          2007                          111.2342%
6                          2007                          111.0661%
7                          2007                          110.8966%
8                          2007                          110.7258%
9                          2007                          110.5536%
10                         2007                          110.3800%
11                         2007                          110.2050%
12                         2007                          110.0286%
1                          2008                          109.8508%
2                          2008                          109.6715%
3                          2008                          109.4908%
4                          2008                          109.3087%
5                          2008                          109.1250%
6                          2008                          108.9399%
7                          2008                          108.7028%
8                          2008                          108.4639%
9                          2008                          108.2231%
10                         2008                          107.9804%
11                         2008                          107.7358%
12                         2008                          107.4892%
1                          2009                          107.2408%
2                          2009                          106.9904%
3                          2009                          106.7381%
4                          2009                          106.4838%
5                          2009                          106.2275%
6                          2009                          105.9692%
7                          2009                          105.7088%
8                          2009                          105.4465%
9                          2009                          105.1821%
10                         2009                          104.9156%

                               TERMINATION VALUES

                                                       T.V. as a % of
MONTH                       YEAR                       PURCHASE PRICE
--------------------------------------------------------------- -----
11                         2009                          104.6471%
12                         2009                          104.3765%
1                          2010                          104.1038%
2                          2010                          103.8289%
3                          2010                          103.5519%
4                          2010                          103.2727%
5                          2010                          102.9914%
6                          2010                          102.7079%
7                          2010                          102.4222%
8                          2010                          102.1342%
9                          2010                          101.8440%
10                         2010                          101.5516%
11                         2010                          101.2569%
12                         2010                          100.9599%
1                          2011                          100.6606%
2                          2011                          100.3589%
3                          2011                          100.0549%
4                          2011                           99.7486%
5                          2011                           99.4399%
6                          2011                           99.1288%
7                          2011                           98.8153%
8                          2011                           98.4993%
9                          2011                           98.1809%
10                         2011                           97.8600%
11                         2011                           97.5367%
12                         2011                           97.2108%
1                          2012                           96.8824%
2                          2012                           96.5515%
3                          2012                           96.2180%
4                          2012                           95.8819%
5                          2012                           95.5433%
6                          2012                           95.2020%
7                          2012                           94.8580%
8                          2012                           94.5115%
9                          2012                           94.1622%
10                         2012                           93.8102%
11                         2012                           93.4555%
12                         2012                           93.0981%
1                          2013                           92.7379%
2                          2013                           92.3750%
3                          2013                           92.0092%
4                          2013                           91.6406%
5                          2013                           91.2692%
6                          2013                           90.8949%
7                          2013                           90.4644%
8                          2013                           90.0307%

                               TERMINATION VALUES

                                                       T.V. as a % of
MONTH                       YEAR                       PURCHASE PRICE
--------------------------------------------------------------- -----
9                          2013                           89.5936%
10                         2013                           89.1532%
11                         2013                           88.7095%
12                         2013                           88.2624%
1                          2014                           87.8118%
2                          2014                           87.3579%
3                          2014                           86.9005%
4                          2014                           86.4396%
5                          2014                           85.9752%
6                          2014                           85.5072%
7                          2014                           85.0357%
8                          2014                           84.5606%
9                          2014                           84.0819%
10                         2014                           83.5996%
11                         2014                           83.1136%
12                         2014                           82.6238%
1                          2015                           82.1304%
2                          2015                           81.6332%
3                          2015                           81.1323%
4                          2015                           80.6275%
5                          2015                           80.1189%
6                          2015                           79.6064%
7                          2015                           79.0901%
8                          2015                           78.5698%
9                          2015                           78.0456%
10                         2015                           77.5174%
11                         2015                           76.9852%
12                         2015                           76.4489%
1                          2016                           75.9086%
2                          2016                           75.3642%
3                          2016                           74.8157%
4                          2016                           74.2630%
5                          2016                           73.7061%
6                          2016                           73.1450%
7                          2016                           72.5796%
8                          2016                           72.0100%
9                          2016                           71.4360%
10                         2016                           70.8578%
11                         2016                           70.2751%
12                         2016                           69.6880%
1                          2017                           69.0965%
2                          2017                           68.5005%
3                          2017                           67.9000%
4                          2017                           67.2949%
5                          2017                           66.6853%
6                          2017                           66.0710%

                               TERMINATION VALUES

                                                       T.V. as a % of
MONTH                       YEAR                       PURCHASE PRICE
--------------------------------------------------------------- -----
7                          2017                           65.4521%
8                          2017                           64.8286%
9                          2017                           64.2003%
10                         2017                           63.5673%
11                         2017                           62.9295%
12                         2017                           62.2869%
1                          2018                           61.6394%
2                          2018                           60.9870%
3                          2018                           60.3297%
4                          2018                           59.6675%
5                          2018                           59.0002%
6                          2018                           58.3280%

                                   SCHEDULE F

                     Initial Purchase Price for the Premises


THE PREMISES                                            INITIAL PURCHASE PRICE

3191 Broadbridge Avenue
Stratford, Connecticut                                    $14,000,000.00

                                   SCHEDULE G

                               Survey Requirements

The following items are to be included in the ALTA/ACSM LAND TITLE SURVEY:

1. Monuments placed (or a reference monument or witness to the corner) at all major corners of the boundary of the property, unless already marked or referenced by an existing monument or witness to the corner.

2. Flood zone designation (with property annotation based on Federal Flood Insurance Rate Maps or the state or local equivalent, by scaled map location and graphic plotting only). If the property resides in two or more zones then the survey shall clearly display the limits of each zone by graphically transposing each zone line from the FIRM to the survey.

3.       Land area.

4. Identify, and show if possible, setback, height and bulk restrictions of record or disclosed by applicable zoning or building codes (in addition to those recorded in subdivision maps).
         If none, so state.

5.       (a)      Exterior dimensions of all buildings at ground level.

         (b) Square footage of exterior footprint of all buildings, or gross floor area of all buildings, at ground level.

         (c)      Height of all buildings above grade at a defined location.

6. Parking areas and, if striped, the striping and the type (e.g. handicapped, motorcycle, regular, etc.) and number of parking spaces. Designate all "handicapped" spaces as such on the survey. Show all striped parking spaces within the fee owned or leased land and within the limits of all REAs with typical sizes. List in a tabular format the number of regular spaces and handicap spaces, both within the limits of the fee owned or leased land plus within the limits of any and all REAs.

7. Indication of access to a public way, such as curb cuts, driveways marked.

8. Location of utilities serving or existing on the property, as evidenced by on-site observation or as determined by records provided by client, utility companies and other appropriate sources (with reference as to the source of information). For example: (a) railroad tracks and sidings; (b) manholes, catch basins, valve vaults or other surface indications of subterranean uses; (c) wires and cables (including their function) crossing the surveyed premises, all poles on or within ten feet of the surveyed premises, all poles on or within ten feet of the surveyed premises and the dimensions of all crosswires or overhangs affecting the surveyed premises; and (d) utility company installations on the surveyed premises.

         In addition to the above the surveyor shall report all visible roof drains and surface lines, including their outfalls. For hidden underground utilities the surveyor is to show the approximate location of underground connecting lines as may be discernible from visible appurtenances. For hidden underground gravity flow as may be discernible from visible appurtenances.

9. Significant observations not otherwise disclosed including but not limited to, visible evidence of unusual subsurface matters (such as underground storage tanks as may be apparent by surface appurtenances) and general knowledge about the neighborhood (such as condemnation of the area by US EPA) or restricted building heights by the FFA. If the surveyor questions what is to be reported or encounters a special reporting problem, he is to consult with his client.

10. Areas denoted or restricted in Reciprocal Easement Agreements ("REA"). The surveyor shall show the limits of any offsite appurtenant easements on his survey, but no improvements or utilities within said easements need to be field measured and reported on the survey. However, the surveyor shall show the outlines of any and all buildings within the REA by transposing building location information from available site plans, aerial photographs or other plans and stating the source of such information on his survey. If no other information is available showing the location of buildings within the REA, then the surveyor shall advise the client prior to the completion of his survey. If the client requires additional field work to locate and report the location of buildings, then this shall constitute an additional work order beyond the scope of the survey. In the event the property is disproportionately smaller than the REA or appurtenant easements, then the surveyor shall provide on his survey smaller (larger scale) drawing to depict the area affected in relationship to the fee or leased land.

11. Add the limits of any REAs or offsite appurtenant and beneficial easements to the land subject to your survey and report the location of all buildings, parking spaces and other improvements on those lands.

12. Add a note after your legal description stating it describes the same property as insured in the title commitment. If there are exceptions to this statement, then qualify such within the note.

                          FORM OF SURVEY CERTIFICATION


         I, ___________________, a duly licensed and qualified surveyor in and for the State of ____________, does hereby CERTIFY to [insert name of Lender] (collectively "Lender"), [insert name of seller], [insert name of Landlord] and [insert name of title company], and their respective successors and assigns, as of the ______ day of ____________, 19__, that the foregoing plat of survey represents a true and correct survey made by me based on an inspection of the following described premises (the "Premises"):

         That certain property situated in the State of ____________, County of _________ and more particularly described as follows:

                               [Legal Description]

         The undersigned further hereby CERTIFIES to Lender, [insert name of seller], [insert name of Landlord], and [insert name of title company], and their respective successors and assigns, as of the ___ day of _________, 19__,
(a) that the within survey was actually made upon the ground, that it and the information, courses and distances shown hereon are correct, and that it is an accurate survey of all the real property legally described herein; and (b) that the plat of survey correctly shows: (1) the location of all buildings, structures and other improvements situated on the Premises; (2) the courses and measured distances of the exterior property lines of the Premises and any easements or licenses located on or affecting the Premises; (3) the location and number of parking spaces and the total square foot area of the Premises; (4) the dimensions of all improvements on the Premises, measured at ground surface level, the distance of the buildings located adjacent to an exterior property line of the Premises to said exterior property line and the distance between adjacent buildings; (5) all curb cuts and means of ingress to and egress from the Premises; and (6) the scale, the north direction, the beginning point, the distance to the nearest intersecting street and the point of reference from which the Premises are measured, the width of the street or streets on which the Premises abut, the lot and block number shown on any recorded plat to which reference is made in the legal description of the Premises, together with the filing date and recording data of such plat, and an accurate reference to the real estate records of ___________, _______________, identifying all easements and licenses of record crossing or affecting the Premises. The undersigned further CERTIFIES to the parties identified above that (i) except as shown, there are no visible or recorded easements or rights-of-way which cross or affect the Premises or any other easements or rights-of-way of which the undersigned has been advised, no party walls, no encroachments on or above adjoining premises, easements, streets or alleys by any of the buildings, structures or other improvements located on the Premises and no encroachments on or above the Premises by buildings, structures or other improvements situated on adjoining premises; (ii) all streets abutting the Premises and all means of ingress to and egress from the Premises have been completed, dedicated and accepted for public maintenance and public use by the City of ___________ and the property has valid access to said streets; (iii) all utilities for the improvements enter the Premises from abutting public streets; (iv) the

Premises are not situated within a flood hazard area, as defined by the Flood Disaster Protection Act of 1973, as amended from time to time; (v) the within survey was prepared in accordance with the "Minimum Standard Detail Requirements for Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1992 and meets the accuracy requirements of a Class A survey as defined therein, and complies with all applicable laws of the State of __________; and (vi) the Premises are properly zoned and subdivided to permit use as a __________ with sufficient parking to meet the applicable parking requirements and zoning and subdivision approval of the Premises is not based on any real property other than the Premises.

                                    Surveyor

                                    Registration No.



                                     [SEAL]


STATE OF ____________   )
                        )ss.
COUNTY OF ___________   )

         SUBSCRIBED AND SWORN to before me this ___ day of ___________, 19__, by
_________________________.

         WITNESS my hand and official seal.

         My commission expires: ___________________


                                                 _______________________________
                                                       Notary Public